[LOGO]

                        Annual Report September 30, 2001


                                   EATON VANCE
                                   MUNICIPALS
                                      TRUST

          [GRAPHIC]

                                   California

                                     Florida

                                  Massachusetts

                                   Mississippi

                                    New York

                                      Ohio

                                  Rhode Island

                                  West Virginia

          [GRAPHIC]

          [GRAPHIC]

EATON VANCE MUNICIPALS FUNDS as of September 30, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

THOMAS J. FETTER
PRESIDENT

On September 11, 2001, the world was shocked by terrorist attacks on New York City, Washington, D.C. and Shanksville, Pennsylvania. We at Eaton Vance have been profoundly saddened by these events, and we extend our prayers and condolences to all the families affected by this tragedy.

While the nation has paused to mourn its losses, we have seen daily on display the very qualities that have made America the wonder of the world: unfailing courage in a moment of peril, persistence in the face of adversity and the determination among government, businesses and individuals to help their fellow citizens. Acts of heroism, large and small, have inspired and encouraged us all. We believe that, over time, these essential strengths will help lead the nation and the world on the road to recovery.

In the short term, more uncertainty and some economic hurdles...

To be sure, in the aftermath of these attacks, the world's economy may face more uncertainty in the coming year. Consumers, who have been the primary support for the economy, have, in the wake of the attacks, voiced concerns about job security and the impact of geopolitics on an already troubled economy. Clearly, the consumer's willingness to prop up the economy has been severely tested.

In the weeks before the attacks, Federal Reserve Chairman Greenspan reported some signs that the economy had bottomed. Businesses had pared excess inventories, and various manufacturing indices had turned slightly positive in late summer. Following the events of September 11, most economic indicators have declined further. While it is difficult to determine whether a further weakening was directly attributable to the attacks, declining consumer sentiment and large-scale layoffs have taken a major toll.

Government, the Federal Reserve and business have answered the call...

The crisis has been answered by a quick mobilization by government and industry. The Bush Administration has proposed a $75 billion economic package in the form of spending-and-tax incentives, on top of a previously announced $40 billion stimulus program. Many economic analysts see the economy mounting a recovery by early next year. Clearly, the rebuilding of New York City and the Pentagon will provide an enormous infusion of investment and new jobs.

For its part, the Federal Reserve has responded with still lower interest rates to improve liquidity and lift the financial markets. The initial response of markets has been positive, and the Fed has indicated that it stands ready to do what is necessary to keep the economy and the markets on firm footing. Companies, some struggling with dramatically lower demand, are working hard to get back to business.

The U.S. financial markets - including the municipal bond market - hardly missed a beat...

Freedom was the real target on September 11, but, once again, America's people have risen to meet the challenge. Americans are back at work and the financial markets - including the municipal markets - have continued to provide the financing and capital formation so important to our future growth.

While the recent past has been painful, we at Eaton Vance continue to embrace that most American of concepts: that hard work and private enterprise can foster growth and provide hope for a better life. We remain confident about the future.

                                 Sincerely,

                                /s/ Thomas J. Fetter

                                 Thomas J. Fetter
                                 President
                                 November 7, 2001


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

MARKET RECAP

The world was shaken on September 11 by the terrorist attacks in New York, Washington, D.C. and western Pennsylvania. As the American people mourn their losses and the world anticipates military action, it is clear that the global and U.S. economies will suffer some short-term, negative effects from these events. Corporate America had already begun job layoffs in the weakening economy, particularly within the technology and manufacturing sectors. In the wake of the attacks, the pace of job cuts has gathered momentum.

Amid layoffs and waning consumer confidence, Gross Domestic Product posted disappointing growth in the second quarter 2001...

Consumer spending, which held up reasonably well through much of the past year, has showed recent signs of weakening. Together, the job cuts and declining stock market have taken an increasing toll on consumer confidence. Reflecting the weak economy, the nation's Gross Domestic Product, which grew a tepid 1.3% in the first quarter of 2001, managed only a 0.2% increase in the second quarter, according to revised figures.

The Federal Reserve has aggressively lowered short-term interest rates in 2001...

In response to the flagging economy, the Federal Reserve embarked on an aggressive monetary easing. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of August, had reduced its benchmark Federal Funds rate - a key short-term interest rate barometer - by 300 basis points (3.00%). The bond market - which typically moves in the opposite direction of interest rates - launched an impressive rally. In the aftermath of the terrorist attacks, the Fed lowered rates an additional 100 basis points (1.00%).

New uncertainties about the likely direction of the economy ...

Prior to the September attacks, data suggested that the Fed's interest rate cuts had considerably reduced the prospects of a full-scale recession. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - reflected that pullback, registering a total return of 10.40% for the year ended September 30, 2001.* However, following these recent events, uncertainty is likely to characterize the markets for a while, as investors struggle to ascertain the future of the economy.

Municipal bonds offer quality in a period of investor concern...

Municipal bonds have attracted more attention from investors in the past year, especially given the uncertain economic outlook. The municipal sector has also proven significantly less volatile than the corporate bond market, which has been characterized by high default rates. The equity markets, already in retreat over the weak economy, have been badly shaken by recent events.

To be sure, there are many concerns overhanging the economy and the financial markets, including the municipal bond market, over the near-term. A weaker economy could result in lower revenues for states and municipalities, and possibly increased funding needs. However, the Federal government is expected to finance a major portion of the rebuilding in New York City. Moreover, we believe that municipal bonds represent a measure of refuge from recent market volatility, while continuing to offer tax-exempt income. And municipal bonds will undoubtedly help finance the rebuilding of our damaged infrastructure. We believe the municipal market will play a vital role as we look toward better days ahead.

*It is not possible to invest directly in an index.


[SIDENOTE]

MUNICIPAL BONDS YIELD 97% OF TREASURY YIELDS

       5.26%                                 8.64%

30-YEAR AAA-RATED                    TAXABLE EQUIVALENT YIELD
GENERAL OBLIGATION (GO) BONDS*       IN 39.1% TAX BRACKET

        5.42%

30-YEAR TREASURY BOND

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

* GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF A FUND'S YIELD. STATISTICS AS OF SEPTEMBER 30, 2001.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
SOURCE: BLOOMBERG, LP.

EATON VANCE CALIFORNIA MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

CYNTHIA J. CLEMSON
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- California's economy slowed during the past six months, with the electronics and construction sectors each featuring significant job losses. A sharp dropoff in technology shipments was attributed to worsening consumer confidence and slower business demand. California's jobless rate was 4.1% in September 2001, up from 3.5% a year ago.

- California's energy crisis was in the spotlight over the past year. While energy supplies have stabilized, the longer-term economic impact remains to be seen; the details of how the power is going to be paid for, and by whom, are still under negotiation. On a brighter note, the building sector seems to be holding up well, and will continue to have a positive spillover effect on the rest of the state's economy.

- Special tax revenue bonds remained of interest to the Portfolio. These issues provide California municipalities an alternative method for the financing of equipment, facilities and utility construction.

RATING DISTRIBUTION+

[CHART]

NON-RATED 17.7%
AAA       59.5%
AA        14.6%
A          5.6%
BBB        2.6%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 11.46% and 11.09%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.88 on September 30, 2001 from $10.27 on September 30, 2000, and the reinvestment of $0.542 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $10.05 from $9.49, and the reinvestment of $0.471 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 4.87% for Class A and 4.53% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.82% and 8.20%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.13% and 4.08%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.48% and 7.39%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 44.76% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.
     (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.09% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                         CLASS A    CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                11.46%     11.09%
Five Years                               6.45       5.93
Ten Years                                N.A.       5.71
Life of Fund+                            6.89       6.22

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 6.19%      6.09%
Five Years                               5.41       5.61
Ten Years                                N.A.       5.71
Life of Fund+                            6.18       6.22

+Inception date: Class A: 5/27/94; Class B: 12/19/85

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE CALIFORNIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001

[CHART]

CALIFORNIA MUNICIPALS FUND- B
INCEPTION: 12/19/85

                     FUND                FUND            LEHMAN BROTHERS
                   VALUE AT           VALUE WITH          MUNICIPAL BOND
  DATE               NAV             SALES CHARGE             INDEX
 9/30/91           10000.00               N/A                 10000.00
10/31/91           10090.46                                   10089.73
11/30/91           10042.88                                   10117.88
12/31/91           10208.41                                   10335.00
 1/31/92           10158.35                                   10358.58
 2/29/92           10187.36                                   10362.09
 3/31/92           10162.83                                   10365.97
 4/30/92           10256.48                                   10458.16
 5/31/92           10371.89                                   10581.32
 6/30/92           10552.72                                   10758.67
 7/31/92           10858.65                                   11081.36
 8/31/92           10675.06                                   10973.33
 9/30/92           10706.17                                   11045.11
10/31/92           10409.49                                   10936.38
11/30/92           10671.70                                   11132.38
12/31/92           10831.49                                   11246.04
 1/31/93           10965.56                                   11376.94
 2/28/93           11431.51                                   11788.30
 3/31/93           11262.20                                   11663.73
 4/30/93           11385.42                                   11781.27
 5/31/93           11422.34                                   11847.42
 6/30/93           11587.53                                   12045.53
 7/31/93           11563.87                                   12061.02
 8/31/93           11860.07                                   12312.27
 9/30/93           11982.23                                   12452.67
10/31/93           11979.18                                   12476.60
11/30/93           11840.60                                   12366.46
12/31/93           12071.74                                   12627.56
 1/31/94           12201.43                                   12771.83
 2/28/94           11876.93                                   12441.06
 3/31/94           11323.81                                   11934.34
 4/30/94           11319.80                                   12035.68
 5/31/94           11376.11                                   12139.84
 6/30/94           11261.09                                   12065.59
 7/31/94           11460.05                                   12286.93
 8/31/94           11504.74                                   12329.51
 9/30/94           11330.12                                   12148.64
10/31/94           11070.44                                   11932.93
11/30/94           10780.86                                   11716.87
12/31/94           10974.40                                   11974.80
 1/31/95           11367.21                                   12317.19
 2/28/95           11745.55                                   12675.42
 3/31/95           11881.33                                   12821.10
 4/30/95           11859.86                                   12836.23
 5/31/95           12252.60                                   13245.83
 6/30/95           12009.88                                   13130.06
 7/31/95           12076.91                                   13254.28
 8/31/95           12166.50                                   13422.48
 9/30/95           12269.94                                   13507.28
10/31/95           12530.79                                   13703.64
11/30/95           12817.74                                   13931.31
12/31/95           13000.45                                   14065.03
 1/31/96           13040.42                                   14171.30
 2/29/96           12919.86                                   14075.59
 3/31/96           12690.57                                   13895.77
 4/30/96           12623.64                                   13856.36
 5/31/96           12621.44                                   13851.08
 6/30/96           12732.45                                   14002.04
 7/31/96           12875.92                                   14128.72
 8/31/96           12874.30                                   14125.55
 9/30/96           13066.25                                   14322.96
10/31/96           13171.66                                   14484.83
11/30/96           13432.61                                   14750.16
12/31/96           13349.10                                   14687.87
 1/31/97           13402.40                                   14715.67
 2/28/97           13559.61                                   14850.80
 3/31/97           13354.60                                   14652.68
 4/30/97           13489.85                                   14775.49
 5/31/97           13683.43                                   14997.89
 6/30/97           13866.70                                   15157.65
 7/31/97           14316.19                                   15577.45
 8/31/97           14129.08                                   15431.42
 9/30/97           14370.10                                   15614.40
10/31/97           14438.03                                   15715.04
11/30/97           14540.17                                   15807.59
12/31/97           14792.80                                   16038.07
 1/31/98           14934.84                                   16203.46
 2/28/98           14935.44                                   16208.39
 3/31/98           14940.25                                   16222.82
 4/30/98           14788.58                                   16149.62
 5/31/98           15049.59                                   16405.10
 6/30/98           15076.14                                   16469.84
 7/31/98           15086.51                                   16511.01
 8/31/98           15416.07                                   16766.13
 9/30/98           15634.68                                   16975.16
10/31/98           15521.68                                   16974.80
11/30/98           15578.01                                   17034.27
12/31/98           15583.31                                   17077.20
 1/31/99           15744.51                                   17280.24
 2/28/99           15648.58                                   17204.94
 3/31/99           15680.84                                   17228.52
 4/30/99           15704.56                                   17271.45
 5/31/99           15582.23                                   17171.51
 6/30/99           15238.54                                   16924.48
 7/31/99           15237.87                                   16986.07
 8/31/99           14994.12                                   16849.88
 9/30/99           14931.80                                   16856.92
10/31/99           14555.38                                   16674.29
11/30/99           14683.25                                   16851.64
12/31/99           14524.84                                   16726.02
 1/31/00           14358.74                                   16653.18
 2/29/00           14626.64                                   16846.72
 3/31/00           14962.58                                   17214.79
 4/30/00           14775.12                                   17113.10
 5/31/00           14657.64                                   17024.07
 6/30/00           15195.53                                   17475.19
 7/31/00           15492.82                                   17718.35
 8/31/00           15867.12                                   17991.41
 9/30/00           15686.38                                   17897.81
10/31/00           15952.57                                   18093.11
11/30/00           16051.35                                   18230.00
12/31/00           16617.37                                   18680.41
 1/31/01           16636.58                                   18865.51
 2/28/01           16669.07                                   18925.33
 3/31/01           16798.62                                   19094.94
 4/30/01           16341.45                                   18888.03
 5/31/01           16590.29                                   19091.42
 6/30/01           16707.18                                   19219.16
 7/31/01           17013.97                                   19503.84
 8/31/01           17543.83                                   19825.11
 9/30/01           17426.29                                   19758.60

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 5/27/94 at net asset value would have grown to $16,316 on 9/30/01; $15,539, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE FLORIDA MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

CYNTHIA J. CLEMSON
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- Florida's tourist-related businesses have slowed in recent months, especially following the September 11 attacks. The state's jobless rate was 4.5% in September 2001, up from 4.1% a year ago. Despite the economic slowdown, however, Florida's economy remains relatively healthy. The construction sector especially has seen strong job growth, as demand for housing has remained fairly robust.

- The special assessment bonds held by the Portfolio continued to do well, as did all of its water and sewer and assorted other infrastructure holdings. These bonds fund a broad array of facilities for Florida cities and towns struggling to deal with the infrastructural demands of expanding communities.

- Non-rated bonds provided good income and the potential for future upgrades. In the current market environment, the non-rated segment of the market provided some compelling, research driven opportunities.

Rating Distribution+

[CHART]

NON-RATED 16.3%
AAA       65.1%
AA         8.7%
A          5.9%
BBB        4.0%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 11.76% and 10.93%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.63 on September 30, 2001 from $10.01 on September 30, 2000, and the reinvestment of $0.534 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $10.90 from $10.27, and the reinvestment of $0.472 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 5.14% for Class A and 4.30% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.44% and 7.06%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.66% and 4.13%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.65% and 6.78%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state intangibles tax rate. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV).
     (4) Taxable-equivalent rates assume maximum 39.10% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.29% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                         CLASS A  CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                11.76%  10.93%
Five Years                               5.80    4.98
Ten Years                                N.A.    5.69
Life of Fund+                            6.57    6.39

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 6.44%   5.93%
Five Years                               4.76    4.65
Ten Years                                N.A.    5.69
Life of Fund+                            5.87    6.39

+Inception date: Class A: 4/5/94; Class B: 8/28/90


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE FLORIDA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001

[CHART]

FLORIDA MUNICIPALS FUND- B
INCEPTION: 8/28/90


                   FUND          FUND          LEHMAN MUNICIPAL
                  VALUE AT     VALUE WITH           BOND
  DATE              NAV       SALES CHARGE          INDEX
 9/30/91         10000.00        N/A              10000.00
10/31/91         10088.99                         10089.73
11/30/91         10076.62                         10117.88
12/31/91         10394.98                         10335.00
 1/31/92         10332.39                         10358.58
 2/29/92         10335.27                         10362.09
 3/31/92         10306.14                         10365.97
 4/30/92         10417.51                         10458.16
 5/31/92         10597.11                         10581.32
 6/30/92         10809.47                         10758.67
 7/31/92         11208.61                         11081.36
 8/31/92         10929.70                         10973.33
 9/30/92         10941.36                         11045.11
10/31/92         10673.78                         10936.38
11/30/92         11073.33                         11132.38
12/31/92         11232.06                         11246.04
 1/31/93         11340.61                         11376.94
 2/28/93         11898.05                         11788.30
 3/31/93         11677.38                         11663.73
 4/30/93         11838.54                         11781.27
 5/31/93         11918.31                         11847.42
 6/30/93         12130.20                         12045.53
 7/31/93         12121.40                         12061.02
 8/31/93         12404.49                         12312.27
 9/30/93         12565.82                         12452.67
10/31/93         12576.24                         12476.60
11/30/93         12350.85                         12366.46
12/31/93         12676.57                         12627.56
 1/31/94         12846.22                         12771.83
 2/28/94         12411.15                         12441.06
 3/31/94         11739.17                         11934.34
 4/30/94         11795.56                         12035.68
 5/31/94         11864.06                         12139.84
 6/30/94         11759.83                         12065.59
 7/31/94         11996.25                         12286.93
 8/31/94         11997.29                         12329.51
 9/30/94         11769.04                         12148.64
10/31/94         11448.96                         11932.93
11/30/94         11169.79                         11716.87
12/31/94         11532.66                         11974.80
 1/31/95         11935.69                         12317.19
 2/28/95         12383.64                         12675.42
 3/31/95         12477.91                         12821.10
 4/30/95         12485.70                         12836.23
 5/31/95         12817.40                         13245.83
 6/30/95         12584.74                         13130.06
 7/31/95         12662.76                         13254.28
 8/31/95         12773.57                         13422.48
 9/30/95         12934.09                         13507.28
10/31/95         13167.84                         13703.64
11/30/95         13474.22                         13931.31
12/31/95         13660.08                         14065.03
 1/31/96         13713.95                         14171.30
 2/29/96         13521.14                         14075.59
 3/31/96         13301.33                         13895.77
 4/30/96         13256.44                         13856.36
 5/31/96         13209.15                         13851.08
 6/30/96         13341.25                         14002.04
 7/31/96         13502.68                         14128.72
 8/31/96         13430.03                         14125.55
 9/30/96         13636.89                         14322.96
10/31/96         13725.65                         14484.83
11/30/96         13945.58                         14750.16
12/31/96         13872.83                         14687.87
 1/31/97         13874.98                         14715.67
 2/28/97         13973.50                         14850.80
 3/31/97         13750.30                         14652.68
 4/30/97         13815.44                         14775.49
 5/31/97         13947.22                         14997.89
 6/30/97         14135.14                         15157.65
 7/31/97         14542.01                         15577.45
 8/31/97         14306.71                         15431.42
 9/30/97         14440.46                         15614.40
10/31/97         14586.64                         15715.04
11/30/97         14685.11                         15807.59
12/31/97         14935.26                         16038.07
 1/31/98         15137.35                         16203.46
 2/28/98         15142.15                         16208.39
 3/31/98         15162.35                         16222.82
 4/30/98         15037.63                         16149.62
 5/31/98         15320.81                         16405.10
 6/30/98         15374.35                         16469.84
 7/31/98         15385.65                         16511.01
 8/31/98         15622.34                         16766.13
 9/30/98         15783.89                         16975.16
10/31/98         15710.96                         16974.80
11/30/98         15766.47                         17034.27
12/31/98         15746.89                         17077.20
 1/31/99         15898.85                         17280.24
 2/28/99         15828.52                         17204.94
 3/31/99         15777.31                         17228.52
 4/30/99         15817.51                         17271.45
 5/31/99         15718.27                         17171.51
 6/30/99         15471.28                         16924.48
 7/31/99         15410.00                         16986.07
 8/31/99         15124.27                         16849.88
 9/30/99         15019.88                         16856.92
10/31/99         14771.11                         16674.29
11/30/99         14899.42                         16851.64
12/31/99         14741.99                         16726.02
 1/31/00         14569.49                         16653.18
 2/29/00         14814.96                         16846.72
 3/31/00         15182.47                         17214.79
 4/30/00         15065.48                         17113.10
 5/31/00         14895.45                         17024.07
 6/30/00         15316.90                         17475.19
 7/31/00         15560.84                         17718.35
 8/31/00         15815.17                         17991.41
 9/30/00         15678.18                         17897.81
10/31/00         15877.48                         18093.11
11/30/00         15998.85                         18230.00
12/31/00         16474.44                         18680.41
 1/31/01         16522.55                         18865.51
 2/28/01         16583.12                         18925.33
 3/31/01         16764.36                         19094.94
 4/30/01         16577.66                         18888.03
 5/31/01         16791.78                         19091.42
 6/30/01         16931.70                         19219.16
 7/31/01         17230.74                         19503.84
 8/31/01         17512.83                         19825.11
 9/30/01         17391.03                         19758.60

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/5/94 at net asset value would have grown to $16,101 on 9/30/01; $15,335, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MASSACHUSETTS MUNICIPALS FUND as of September 30, 2001 INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

ROBERT B. MACINTOSH
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- The Massachusetts economy felt the impact of slower sales in technology, a sector characterized by uncertainty and increasing job losses. The financial services sector, for years a stalwart of the local economy, also featured layoffs, as weak financial markets sent some investors to the sidelines. The September 2001 jobless rate was 3.9%, up from 2.4% a year ago.

- To our knowledge, as of September 30, we had no exposure to credits affected by the terrorist attacks - including Massport - or by the resultant pressure in certain industries. We continued to upgrade credit quality; in several instances, we swapped out of shorter call bonds and into higher-grade, better call bonds.

- We added some new bonds in the education sector. Two deals were issued in June, for Brandeis University and UMass Medical Center in Worcester. Not only were they attractive issues, but the fact that they came back-to-back made them available at reasonable prices.

RATING DISTRIBUTION+

[CHART]

NON-RATED  5.8%
AAA       46.1%
AA        14.8%
A         20.6%
BBB       12.7%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A, Class B, and Class I shares had total returns of 11.48%, 10.87%, and 11.87%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.55 on September 30, 2001 from $9.02 on September 30, 2000, and the reinvestment of $0.485 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $10.66 from $10.05, and the reinvestment of $0.463 per share in tax-free income. (2) For Class I, this return resulted from an increase in NAV to $9.87 from $9.31, and the reinvestment of $0.521 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 5.04% for Class A, 4.29% for Class B, and 5.22% for Class I. (3) The distribution rates of Class A, Class B, and Class I are equivalent to taxable rates of 8.77%, 7.46%, and 9.08%, respectively. (4)

- The SEC 30-day yields for Class A , Class B, and Class I shares at September 30 were 4.55%, 4.02%, and 4.98%, respectively. (5) The SEC 30-day yields of Class A, Class B, and Class I are equivalent to taxable yields of 7.91%, 6.99%, and 8.66%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.51% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.
     (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.46% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                         CLASS A   CLASS B   CLASS I
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                11.48%    10.87%   11.87%
Five Years                               6.12      5.26     6.23
Ten Years                                N.A.      5.72     N.A.
Life of Fund+                            4.93      5.98     5.49

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 6.18%     5.87%   11.87%
Five Years                               5.10      4.93     6.23
Ten Years                                N.A.      5.72     N.A.
Life of Fund+                            4.28      5.98     5.49

+Inception date: Class A: 12/7/93; Class B: 4/18/91; Class I: 6/17/93

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MASSACHUSETTS MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001

[CHART]

MASSACHUSETTS FUND-B
INCEPTION: 4/18/91

                        FUND            FUND          LEHMAN
                       VALUE AT      VALUE WITH    MUNICIPAL BOND
  DATE                   NAV        SALES CHARGE      INDEX
 9/30/91               10000.00         N/A          10000.00
10/31/91               10112.02                      10089.73
11/30/91               10119.23                      10117.88
12/31/91               10418.46                      10335.00
 1/31/92               10443.60                      10358.58
 2/29/92               10457.08                      10362.09
 3/31/92               10437.13                      10365.97
 4/30/92               10523.34                      10458.16
 5/31/92               10669.70                      10581.32
 6/30/92               10890.86                      10758.67
 7/31/92               11275.84                      11081.36
 8/31/92               11056.05                      10973.33
 9/30/92               11087.75                      11045.11
10/31/92               10828.55                      10936.38
11/30/92               11138.77                      11132.38
12/31/92               11264.60                      11246.04
 1/31/93               11386.49                      11376.94
 2/28/93               11843.46                      11788.30
 3/31/93               11689.86                      11663.73
 4/30/93               11844.20                      11781.27
 5/31/93               11914.37                      11847.42
 6/30/93               12099.79                      12045.53
 7/31/93               12078.99                      12061.02
 8/31/93               12348.77                      12312.27
 9/30/93               12492.94                      12452.67
10/31/93               12503.28                      12476.60
11/30/93               12359.15                      12366.46
12/31/93               12621.93                      12627.56
 1/31/94               12750.72                      12771.83
 2/28/94               12439.10                      12441.06
 3/31/94               11803.84                      11934.34
 4/30/94               11769.33                      12035.68
 5/31/94               11874.00                      12139.84
 6/30/94               11766.27                      12065.59
 7/31/94               11974.40                      12286.93
 8/31/94               12021.59                      12329.51
 9/30/94               11797.63                      12148.64
10/31/94               11491.03                      11932.93
11/30/94               11131.32                      11716.87
12/31/94               11468.85                      11974.80
 1/31/95               11895.78                      12317.19
 2/28/95               12272.68                      12675.42
 3/31/95               12381.36                      12821.10
 4/30/95               12364.60                      12836.23
 5/31/95               12694.08                      13245.83
 6/30/95               12465.86                      13130.06
 7/31/95               12533.55                      13254.28
 8/31/95               12696.93                      13422.48
 9/30/95               12786.43                      13507.28
10/31/95               13013.55                      13703.64
11/30/95               13278.12                      13931.31
12/31/95               13455.79                      14065.03
 1/31/96               13484.59                      14171.30
 2/29/96               13322.09                      14075.59
 3/31/96               13131.65                      13895.77
 4/30/96               13096.39                      13856.36
 5/31/96               13110.20                      13851.08
 6/30/96               13231.93                      14002.04
 7/31/96               13332.38                      14128.72
 8/31/96               13307.74                      14125.55
 9/30/96               13493.66                      14322.96
10/31/96               13570.60                      14484.83
11/30/96               13809.11                      14750.16
12/31/96               13732.31                      14687.87
 1/31/97               13759.29                      14715.67
 2/28/97               13872.46                      14850.80
 3/31/97               13693.80                      14652.68
 4/30/97               13812.60                      14775.49
 5/31/97               14000.44                      14997.89
 6/30/97               14165.22                      15157.65
 7/31/97               14583.38                      15577.45
 8/31/97               14435.58                      15431.42
 9/30/97               14628.36                      15614.40
10/31/97               14724.48                      15715.04
11/30/97               14812.35                      15807.59
12/31/97               15056.93                      16038.07
 1/31/98               15196.46                      16203.46
 2/28/98               15243.20                      16208.39
 3/31/98               15237.35                      16222.82
 4/30/98               15110.72                      16149.62
 5/31/98               15349.57                      16405.10
 6/30/98               15393.22                      16469.84
 7/31/98               15407.17                      16511.01
 8/31/98               15654.61                      16766.13
 9/30/98               15838.42                      16975.16
10/31/98               15778.94                      16974.80
11/30/98               15838.32                      17034.27
12/31/98               15848.55                      17077.20
 1/31/99               16007.86                      17280.24
 2/28/99               15878.46                      17204.94
 3/31/99               15870.25                      17228.52
 4/30/99               15898.52                      17271.45
 5/31/99               15767.30                      17171.51
 6/30/99               15526.52                      16924.48
 7/31/99               15508.03                      16986.07
 8/31/99               15227.06                      16849.88
 9/30/99               15134.27                      16856.92
10/31/99               14876.85                      16674.29
11/30/99               14964.90                      16851.64
12/31/99               14765.24                      16726.02
 1/31/00               14602.75                      16653.18
 2/29/00               14823.47                      16846.72
 3/31/00               15214.96                      17214.79
 4/30/00               15078.89                      17113.10
 5/31/00               14918.41                      17024.07
 6/30/00               15333.23                      17475.19
 7/31/00               15596.85                      17718.35
 8/31/00               15871.23                      17991.41
 9/30/00               15728.81                      17897.81
10/31/00               15946.85                      18093.11
11/30/00               16053.64                      18230.00
12/31/00               16602.47                      18680.41
 1/31/01               16665.67                      18865.51
 2/28/01               16709.79                      18925.33
 3/31/01               16893.61                      19094.94
 4/30/01               16557.57                      18888.03
 5/31/01               16825.32                      19091.42
 6/30/01               16968.74                      19219.16
 7/31/01               17275.31                      19503.84
 8/31/01               17564.52                      19825.11
 9/30/01               17437.89                      19758.60

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,566 on 9/30/01; $13,873, including the 4.75% maximum sales charge. An investment in Class I shares on 6/17/93 at net asset value would have grown to $15,580 on 9/30/01. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MISSISSIPPI MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]

CYNTHIA J. CLEMSON
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- Industrial development revenue bonds (IDBs) continue to be a leading issuer in the state. We have been very selective in choosing our IDB holdings, and feel that our current holdings represent fundamentally strong companies that are capable of weathering the current economic slowdown.

- Like many areas around the nation, Mississippi's hospital industry has become increasingly competitive. As a result, the Portfolio's hospital investments have been focused on institutions that have been able to improve their cost structures in order to compete effectively, while still maintaining high quality health care.

- Municipal bond issuance in the long-maturity end of the Mississippi market has been relatively low in the past year. However, due to our excellent relationships, we have been able to continue our efforts to improve call features and underlying structure of the Portfolio in a competitive market.

RATING DISTRIBUTION+

[CHART]

NON-RATED  3.1%
AAA       64.5%
AA         5.3%
A         14.4%
BBB       12.7%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 9.98% and 9.13%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.75 on September 30, 2001 from $9.31 on September 30, 2000, and the reinvestment of $0.470 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $9.97 from $9.53, and the reinvestment of $0.414 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 4.82% for Class A and 4.10% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.33% and 7.09%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.29% and 3.66%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.42% and 6.33%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.15% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% -1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.71% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                          CLASS A CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                 9.98%   9.13%
Five Years                               5.87    5.14
Life of Fund+                            4.80    4.61

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 4.80%   4.13%
Five Years                               4.84    4.81
Life of Fund+                            4.15    4.61

+Inception date: Class A: 12/7/93; Class B: 6/11/93

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MISSISSIPPI MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1993 - SEPTEMBER 30, 2001

[CHART]

MISSISSIPPI FUND- B
INCEPTION: 6/11/93

                      FUND          FUND    LEHMAN BROTHERS
                     VALUE AT    VALUE WITH  MUNICIPAL BOND
  DATE                 NAV      SALES CHARGE    INDEX
 6/30/93             10000.00       N/A        10000.00
 7/31/93              9950.00                  10012.85
 8/31/93             10249.06                  10221.44
 9/30/93             10385.27                  10338.00
10/31/93             10369.42                  10357.86
11/30/93             10243.61                  10266.43
12/31/93             10521.95                  10483.19
 1/31/94             10643.94                  10602.96
 2/28/94             10294.78                  10328.36
 3/31/94              9640.30                   9907.69
 4/30/94              9717.09                   9991.82
 5/31/94              9815.68                  10078.29
 6/30/94              9732.69                  10016.65
 7/31/94              9925.33                  10200.40
 8/31/94              9918.95                  10235.75
 9/30/94              9741.35                  10085.59
10/31/94              9499.64                   9906.52
11/30/94              9253.72                   9727.15
12/31/94              9477.45                   9941.28
 1/31/95              9835.48                  10225.53
 2/28/95             10213.90                  10522.92
 3/31/95             10295.55                  10643.86
 4/30/95             10273.71                  10656.42
 5/31/95             10576.73                  10996.47
 6/30/95             10408.40                  10900.35
 7/31/95             10474.12                  11003.48
 8/31/95             10593.00                  11143.12
 9/30/95             10657.55                  11213.52
10/31/95             10857.48                  11376.53
11/30/95             11102.56                  11565.54
12/31/95             11235.14                  11676.55
 1/31/96             11290.03                  11764.77
 2/29/96             11149.67                  11685.31
 3/31/96             10949.94                  11536.03
 4/30/96             10912.88                  11503.32
 5/31/96             10931.78                  11498.93
 6/30/96             11047.49                  11624.26
 7/31/96             11144.93                  11729.43
 8/31/96             11140.76                  11726.80
 9/30/96             11314.55                  11890.68
10/31/96             11402.45                  12025.06
11/30/96             11588.28                  12245.33
12/31/96             11537.43                  12193.63
 1/31/97             11616.20                  12216.70
 2/28/97             11736.15                  12328.88
 3/31/97             11582.53                  12164.41
 4/30/97             11660.62                  12266.37
 5/31/97             11824.84                  12450.99
 6/30/97             11955.81                  12583.62
 7/31/97             12278.57                  12932.14
 8/31/97             12177.15                  12810.90
 9/30/97             12270.66                  12962.81
10/31/97             12326.32                  13046.36
11/30/97             12386.33                  13123.19
12/31/97             12588.20                  13314.54
 1/31/98             12707.49                  13451.84
 2/28/98             12705.36                  13455.93
 3/31/98             12719.78                  13467.91
 4/30/98             12637.75                  13407.15
 5/31/98             12833.48                  13619.23
 6/30/98             12841.07                  13672.99
 7/31/98             12860.14                  13707.17
 8/31/98             13049.82                  13918.96
 9/30/98             13221.52                  14092.49
10/31/98             13163.61                  14092.20
11/30/98             13198.98                  14141.57
12/31/98             13229.59                  14177.21
 1/31/99             13367.54                  14345.77
 2/28/99             13284.96                  14283.25
 3/31/99             13246.21                  14302.82
 4/30/99             13291.82                  14338.47
 5/31/99             13220.87                  14255.50
 6/30/99             12986.74                  14050.42
 7/31/99             13004.71                  14101.55
 8/31/99             12840.24                  13988.49
 9/30/99             12791.81                  13994.33
10/31/99             12622.72                  13842.72
11/30/99             12696.15                  13989.95
12/31/99             12566.08                  13885.66
 1/31/00             12468.77                  13825.19
 2/29/00             12633.95                  13985.86
 3/31/00             12883.15                  14291.43
 4/30/00             12810.31                  14207.01
 5/31/00             12702.69                  14133.10
 6/30/00             12998.85                  14507.61
 7/31/00             13186.98                  14709.47
 8/31/00             13412.91                  14936.17
 9/30/00             13321.82                  14858.46
10/31/00             13468.64                  15020.60
11/30/00             13516.04                  15134.24
12/31/00             13803.02                  15508.17
 1/31/01             13881.86                  15661.83
 2/28/01             13943.94                  15711.49
 3/31/01             14074.17                  15852.30
 4/30/01             13925.46                  15680.52
 5/31/01             14043.92                  15849.38
 6/30/01             14151.54                  15955.42
 7/31/01             14346.62                  16191.76
 8/31/01             14598.54                  16458.47
 9/30/01             14537.26                  16403.26

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,426 on 9/30/01; $13,739, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE NEW YORK MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]

THOMAS J. FETTER
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- The economic downturn was already beginning to affect New York state & New York City when the terrorist attacks on the World Trade Center took place. An estimated 100,000 jobs were lost as a direct result of the attacks. The City has witnessed a decline in tourism and retail activity, while the financial services sector has suffered layoffs and weaker profits.

- Clearly, there will be short-term dislocations in terms of City & state credit ratings and revenues. While the Federal government is going to fund a big portion of the cleanup and other needs, there will be ongoing intermediate and long-term issues.

- However, we are confident that we have a well-diversified Portfolio, and if New York City bonds do in fact become available at lower prices, we would likely add to our positions. We believe that rebuilding from the disaster will be a net positive for New York credits, in terms of creating a boom for construction and other infrastructural needs.

RATING DISTRIBUTION+

[CHART]

NON-RATED 11.1%
AAA       21.7%
AA        49.9%
A         15.7%
BBB        1.1%
B          0.5%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 12.48% and 11.64%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.61 on September 30, 2001 from $9.91 on September 30, 2000, the reinvestment of $0.506 per share in tax-free income, and the reinvestment of $0.008 per share in capital gain distributions. (2) For Class B, this return resulted from an increase in NAV to $11.45 from $10.70, the reinvestment of $0.468 per share in tax-free income, and the reinvestment of $0.008 per share in capital gain distributions. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 4.81% for Class A and 4.08% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.48% and 7.19%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.39% and 3.85%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.74% and 6.79%, respectively. (4)


(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value
     (NAV). (4) Taxable-equivalent rates assume maximum 43.27% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
     (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year;
     1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 97.51% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.


FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                        CLASS A   CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                12.48%    11.64
Five Years                               6.61      5.75
Ten Years                                N.A.      6.20
Life of Fund+                            6.77      6.92

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                 7.18%     6.64%
Five Years                               5.58      5.43
Ten Years                                N.A.      6.20
Life of Fund+                            6.07      6.92

+Inception date: Class A: 4/15/94; Class B: 8/30/90


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NEW YORK MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001

[CHART]

NEW YORK MUNICIPAL FUND- B
INCEPTION: 8/30/90

                         FUND          FUND                      LEHMAN
                        VALUE AT     VALUE WITH               MUNICIPAL BOND
 DATE                     NAV       SALES CHARGE                  INDEX
 9/30/91                10000.00        N/A                      10000.00
10/31/91                10116.96                                 10089.73
11/30/91                10096.87                                 10117.88
12/31/91                10332.87                                 10335.00
 1/31/92                10157.99                                 10358.58
 2/29/92                10210.64                                 10362.09
 3/31/92                10240.87                                 10365.97
 4/30/92                10392.25                                 10458.16
 5/31/92                10563.59                                 10581.32
 6/30/92                10826.28                                 10758.67
 7/31/92                11285.47                                 11081.36
 8/31/92                11028.47                                 10973.33
 9/30/92                11041.18                                 11045.11
10/31/92                10775.50                                 10936.38
11/30/92                11135.20                                 11132.38
12/31/92                11284.10                                 11246.04
 1/31/93                11433.88                                 11376.94
 2/28/93                11967.02                                 11788.30
 3/31/93                11790.64                                 11663.73
 4/30/93                11930.36                                 11781.27
 5/31/93                12031.14                                 11847.42
 6/30/93                12231.51                                 12045.53
 7/31/93                12234.24                                 12061.02
 8/31/93                12505.12                                 12312.27
 9/30/93                12645.46                                 12452.67
10/31/93                12657.47                                 12476.60
11/30/93                12489.48                                 12366.46
12/31/93                12810.82                                 12627.56
 1/31/94                12927.02                                 12771.83
 2/28/94                12539.59                                 12441.06
 3/31/94                11894.13                                 11934.34
 4/30/94                11940.99                                 12035.68
 5/31/94                12066.94                                 12139.84
 6/30/94                11931.34                                 12065.59
 7/31/94                12146.15                                 12286.93
 8/31/94                12205.71                                 12329.51
 9/30/94                11934.60                                 12148.64
10/31/94                11617.70                                 11932.93
11/30/94                11214.70                                 11716.87
12/31/94                11612.65                                 11974.80
 1/31/95                12004.52                                 12317.19
 2/28/95                12429.38                                 12675.42
 3/31/95                12559.99                                 12821.10
 4/30/95                12557.71                                 12836.23
 5/31/95                12925.51                                 13245.83
 6/30/95                12707.05                                 13130.06
 7/31/95                12810.50                                 13254.28
 8/31/95                12970.63                                 13422.48
 9/30/95                13035.93                                 13507.28
10/31/95                13282.45                                 13703.64
11/30/95                13553.01                                 13931.31
12/31/95                13690.97                                 14065.03
 1/31/96                13746.03                                 14171.30
 2/29/96                13591.62                                 14075.59
 3/31/96                13385.63                                 13895.77
 4/30/96                13366.75                                 13856.36
 5/31/96                13357.98                                 13851.08
 6/30/96                13502.97                                 14002.04
 7/31/96                13614.79                                 14128.72
 8/31/96                13580.60                                 14125.55
 9/30/96                13800.57                                 14322.96
10/31/96                13889.81                                 14484.83
11/30/96                14122.64                                 14750.16
12/31/96                14050.79                                 14687.87
 1/31/97                14040.76                                 14715.67
 2/28/97                14204.06                                 14850.80
 3/31/97                14033.13                                 14652.68
 4/30/97                14150.13                                 14775.49
 5/31/97                14372.93                                 14997.89
 6/30/97                14508.45                                 15157.65
 7/31/97                14967.04                                 15577.45
 8/31/97                14787.30                                 15431.42
 9/30/97                14936.28                                 15614.40
10/31/97                14991.71                                 15715.04
11/30/97                15079.27                                 15807.59
12/31/97                15357.72                                 16038.07
 1/31/98                15508.35                                 16203.46
 2/28/98                15542.59                                 16208.39
 3/31/98                15539.15                                 16222.82
 4/30/98                15365.11                                 16149.62
 5/31/98                15666.12                                 16405.10
 6/30/98                15737.99                                 16469.84
 7/31/98                15740.23                                 16511.01
 8/31/98                16036.82                                 16766.13
 9/30/98                16244.26                                 16975.16
10/31/98                16147.24                                 16974.80
11/30/98                16206.68                                 17034.27
12/31/98                16233.95                                 17077.20
 1/31/99                16405.98                                 17280.24
 2/28/99                16295.38                                 17204.94
 3/31/99                16274.33                                 17228.52
 4/30/99                16317.68                                 17271.45
 5/31/99                16148.12                                 17171.51
 6/30/99                15857.04                                 16924.48
 7/31/99                15855.43                                 16986.07
 8/31/99                15597.59                                 16849.88
 9/30/99                15538.02                                 16856.92
10/31/99                15200.76                                 16674.29
11/30/99                15362.19                                 16851.64
12/31/99                15183.83                                 16726.02
 1/31/00                15057.15                                 16653.18
 2/29/00                15348.95                                 16846.72
 3/31/00                15822.88                                 17214.79
 4/30/00                15677.23                                 17113.10
 5/31/00                15492.53                                 17024.07
 6/30/00                16020.50                                 17475.19
 7/31/00                16295.42                                 17718.35
 8/31/00                16565.50                                 17991.41
 9/30/00                16352.37                                 17897.81
10/31/00                16598.02                                 18093.11
11/30/00                16750.49                                 18230.00
12/31/00                17426.93                                 18680.41
 1/31/01                17444.37                                 18865.51
 2/28/01                17505.17                                 18925.33
 3/31/01                17717.66                                 19094.94
 4/30/01                17328.66                                 18888.03
 5/31/01                17606.46                                 19091.42
 6/30/01                17778.68                                 19219.16
 7/31/01                18141.81                                 19503.84
 8/31/01                18503.88                                 19825.11
 9/30/01                18254.59                                 19758.60

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/15/94 at net asset value would have grown to $16,299 on 9/30/01; $15,523, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE OHIO MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]

THOMAS J. FETTER
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- Ohio's manufacturing sector weakened significantly in 2001. As demand for steel and fabricated metal products softened, steel plant utilization fell to 75%, well below optimal capacity. Demand for temporary business help, however, increased somewhat. Ohio's jobless rate was 4.5% in September 2001, up from 4.1% a year ago.

- Like many areas around the nation, Ohio's hospital industry has become increasingly competitive. The Portfolio's hospital investments have been focused on institutions that have been able to improve dramatically their cost structures while improving the quality of health care delivery.

- Industrial development revenue bonds continued to play a significant role in the Portfolio. In a weaker economy, management very closely monitored companies for signs of deteriorating fundamentals and included non-manufacturing investments.

RATING DISTRIBUTION+

[CHART]

AAA                       37.1%
AA                        13.7%
A                         21.0%
BBB                        9.3%
BB                         0.5%
NON-RATED                 18.4%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 8.43% and 7.66%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.13 on September 30, 2001 from $8.92 on September 30, 2000, and the reinvestment of $0.515 per share in tax-free income and the reinvestment of $0.010 in capital gain distributions. (2) For Class B, this return resulted from an increase in NAV to $10.32 from $10.08, and the reinvestment of $0.507 per share in tax-free income and the reinvestment of $0.010 in capital gain distributions. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 5.24% for Class A and 4.69% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.30% and 8.33%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.84% and 4.32%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.59% and 7.67%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 43.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.48% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                          CLASS A  CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                 8.43%    7.66%
Five Years                               5.28     4.45
Ten Years                                N.A.     5.48
Life of Fund+                            4.43     5.72

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 3.33%    2.66%
Five Years                               4.26     4.12
Ten Years                                N.A.     5.48
Life of Fund+                            3.78     5.72

+Inception date: Class A: 12/7/93; Class B: 4/18/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OHIO MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

SEPTEMBER 30, 1991 -- SEPTEMBER 30, 2001

[CHART]

                    FUND         FUND            LEHMAN
                  VALUE AT    VALUE WITH      MUNICIPAL BOND
DATE                NAV      SALES CHARGE         INDEX
 9/30/91          10000.00     N/A              10000.00
10/31/91          10099.61                      10089.73
11/30/91          10104.41                      10117.88
12/31/91          10366.09                      10335.00
 1/31/92          10368.87                      10358.58
 2/29/92          10379.51                      10362.09
 3/31/92          10347.26                      10365.97
 4/30/92          10431.11                      10458.16
 5/31/92          10586.73                      10581.32
 6/30/92          10786.46                      10758.67
 7/31/92          11170.84                      11081.36
 8/31/92          10971.11                      10973.33
 9/30/92          11012.89                      11045.11
10/31/92          10742.32                      10936.38
11/30/92          11084.09                      11132.38
12/31/92          11225.32                      11246.04
 1/31/93          11356.45                      11376.94
 2/28/93          11811.65                      11788.30
 3/31/93          11646.26                      11663.73
 4/30/93          11788.14                      11781.27
 5/31/93          11889.37                      11847.42
 6/30/93          12094.62                      12045.53
 7/31/93          12082.89                      12061.02
 8/31/93          12372.25                      12312.27
 9/30/93          12526.32                      12452.67
10/31/93          12535.65                      12476.60
11/30/93          12380.18                      12366.46
12/31/93          12675.69                      12627.56
 1/31/94          12815.01                      12771.83
 2/28/94          12435.31                      12441.06
 3/31/94          11753.98                      11934.34
 4/30/94          11809.50                      12035.68
 5/31/94          11935.04                      12139.84
 6/30/94          11825.77                      12065.59
 7/31/94          12066.25                      12286.93
 8/31/94          12088.09                      12329.51
 9/30/94          11851.13                      12148.64
10/31/94          11519.93                      11932.93
11/30/94          11195.24                      11716.87
12/31/94          11541.44                      11974.80
 1/31/95          11976.44                      12317.19
 2/28/95          12385.80                      12675.42
 3/31/95          12480.12                      12821.10
 4/30/95          12473.48                      12836.23
 5/31/95          12860.13                      13245.83
 6/30/95          12679.92                      13130.06
 7/31/95          12757.41                      13254.28
 8/31/95          12917.74                      13422.48
 9/30/95          13005.16                      13507.28
10/31/95          13229.37                      13703.64
11/30/95          13465.72                      13931.31
12/31/95          13603.16                      14065.03
 1/31/96          13655.19                      14171.30
 2/29/96          13504.88                      14075.59
 3/31/96          13339.58                      13895.77
 4/30/96          13328.34                      13856.36
 5/31/96          13327.69                      13851.08
 6/30/96          13460.63                      14002.04
 7/31/96          13611.10                      14128.72
 8/31/96          13534.63                      14125.55
 9/30/96          13718.41                      14322.96
10/31/96          13846.15                      14484.83
11/30/96          14055.97                      14750.16
12/31/96          13992.22                      14687.87
 1/31/97          14005.22                      14715.67
 2/28/97          14129.99                      14850.80
 3/31/97          13978.97                      14652.68
 4/30/97          14083.27                      14775.49
 5/31/97          14282.66                      14997.89
 6/30/97          14392.50                      15157.65
 7/31/97          14780.33                      15577.45
 8/31/97          14675.43                      15431.42
 9/30/97          14813.35                      15614.40
10/31/97          14923.06                      15715.04
11/30/97          15011.32                      15807.59
12/31/97          15199.88                      16038.07
 1/31/98          15325.72                      16203.46
 2/28/98          15331.99                      16208.39
 3/31/98          15368.71                      16222.82
 4/30/98          15313.92                      16149.62
 5/31/98          15495.90                      16405.10
 6/30/98          15540.36                      16469.84
 7/31/98          15555.38                      16511.01
 8/31/98          15745.24                      16766.13
 9/30/98          15885.86                      16975.16
10/31/98          15844.11                      16974.80
11/30/98          15920.27                      17034.27
12/31/98          15937.79                      17077.20
 1/31/99          16070.93                      17280.24
 2/28/99          16003.23                      17204.94
 3/31/99          16027.35                      17228.52
 4/30/99          16073.96                      17271.45
 5/31/99          15976.31                      17171.51
 6/30/99          15739.72                      16924.48
 7/31/99          15740.40                      16986.07
 8/31/99          15478.95                      16849.88
 9/30/99          15375.43                      16856.92
10/31/99          15122.20                      16674.29
11/30/99          15170.12                      16851.64
12/31/99          14945.61                      16726.02
 1/31/00          14713.33                      16653.18
 2/29/00          14954.81                      16846.72
 3/31/00          15291.30                      17214.79
 4/30/00          15176.50                      17113.10
 5/31/00          15020.92                      17024.07
 6/30/00          15442.79                      17475.19
 7/31/00          15713.43                      17718.35
 8/31/00          15963.18                      17991.41
 9/30/00          15841.86                      17897.81
10/31/00          15846.08                      18093.11
11/30/00          15895.90                      18230.00
12/31/00          16406.05                      18680.41
 1/31/01          16443.93                      18865.51
 2/28/01          16558.50                      18925.33
 3/31/01          16700.90                      19094.94
 4/30/01          16303.93                      18888.03
 5/31/01          16530.99                      19091.42
 6/30/01          16714.35                      19219.16
 7/31/01          17029.95                      19503.84
 8/31/01          17294.99                      19825.11
 9/30/01          17055.78                      19758.60

* Source: Towers Data Systems, Bethesda, MD. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,033 on 9/30/01; $13,365, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE RHODE ISLAND MUNICIPALS FUND as of September 30, 2001
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

ROBERT B. MACINTOSH
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- Rhode Island`s unemployment rate declined for the second straight month in September 2001: 3.9%, compared to 4.9% for the nation. The largest job gains came from services and contract construction. However, these data for Rhode Island do not yet include any fallout from the terrorist attacks of September 11.

- This year, management sold from the Portfolio several bonds whose structure was no longer attractive, with regard to either call dates or coupons. Instead, we swapped into several bonds from Puerto Rico issuers, because these bonds were better structured.

- We added some more Johnson & Wales University bonds. Given their relative scarcity and attractive coupon levels, we took advantage of the opportunity to add to our core holdings. We believe that the additional bonds from this well-regarded culinary institution will continue to be beneficial for the Portfolio.

RATING DISTRIBUTION+

[CHART]

AAA                       77.1%
AA                         7.2%
A                          8.3%
BBB                       11.7%
NON-RATED                  1.1%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 11.80% and 10.96%, respectively. (1) For
    Class A, this return resulted from an increase in net asset value (NAV) per share to $9.71 on September 30, 2001 from $9.12 on September 30, 2000, and the reinvestment of $0.466 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $9.94 from $9.34, and the reinvestment of $0.407 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 4.83% for Class A and 4.09% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.81% and 7.46%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.37% and 3.78%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.97% and 6.89%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 45.17% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.27% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.


FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(6)                          CLASS A   CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                11.80%    10.96%
Five Years                               6.00      5.30
Life of Fund+                            4.71      4.63

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 6.54%     5.96%
Five Years                               4.98      4.98
Life of Fund+                            4.05      4.63

+Inception date: Class A: 12/7/93; Class B: 6/11/93

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE RHODE ISLAND MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

JUNE 30, 1993 -- SEPTEMBER 30, 2001

[CHART]

                          FUND           FUND                 LEHMAN
                        VALUE AT       VALUE WITH          MUNICIPAL BOND
DATE                      NAV         SALES CHARGE            INDEX
 6/30/93                10000.00         N/A                 10000.00
 7/31/93                 9970.00                             10012.85
 8/31/93                10327.61                             10221.44
 9/30/93                10452.81                             10338.00
10/31/93                10405.62                             10357.86
11/30/93                10259.06                             10266.43
12/31/93                10586.97                             10483.19
 1/31/94                10729.17                             10602.96
 2/28/94                10296.95                             10328.36
 3/31/94                 9643.43                              9907.69
 4/30/94                 9711.17                              9991.82
 5/31/94                 9832.11                             10078.29
 6/30/94                 9739.78                             10016.65
 7/31/94                 9944.43                             10200.40
 8/31/94                 9960.70                             10235.75
 9/30/94                 9730.84                             10085.59
10/31/94                 9458.00                              9906.52
11/30/94                 9202.25                              9727.15
12/31/94                 9503.47                              9941.28
 1/31/95                 9885.33                             10225.53
 2/28/95                10200.30                             10522.92
 3/31/95                10305.37                             10643.86
 4/30/95                10274.04                             10656.42
 5/31/95                10512.68                             10996.47
 6/30/95                10289.95                             10900.35
 7/31/95                10379.70                             11003.48
 8/31/95                10522.82                             11143.12
 9/30/95                10600.30                             11213.52
10/31/95                10802.43                             11376.53
11/30/95                10993.08                             11565.54
12/31/95                11116.23                             11676.55
 1/31/96                11184.31                             11764.77
 2/29/96                11044.92                             11685.31
 3/31/96                10880.53                             11536.03
 4/30/96                10879.63                             11503.32
 5/31/96                10900.07                             11498.93
 6/30/96                11005.31                             11624.26
 7/31/96                11103.71                             11729.43
 8/31/96                11076.58                             11726.80
 9/30/96                11251.79                             11890.68
10/31/96                11340.74                             12025.06
11/30/96                11540.04                             12245.33
12/31/96                11489.58                             12193.63
 1/31/97                11449.22                             12216.70
 2/28/97                11556.73                             12328.88
 3/31/97                11425.66                             12164.41
 4/30/97                11539.64                             12266.37
 5/31/97                11715.97                             12450.99
 6/30/97                11834.48                             12583.62
 7/31/97                12182.51                             12932.14
 8/31/97                12055.08                             12810.90
 9/30/97                12173.92                             12962.81
10/31/97                12229.98                             13046.36
11/30/97                12315.35                             13123.19
12/31/97                12493.37                             13314.54
 1/31/98                12600.89                             13451.84
 2/28/98                12611.45                             13455.93
 3/31/98                12626.05                             13467.91
 4/30/98                12505.66                             13407.15
 5/31/98                12715.28                             13619.23
 6/30/98                12735.67                             13672.99
 7/31/98                12754.95                             13707.17
 8/31/98                12971.59                             13918.96
 9/30/98                13131.50                             14092.49
10/31/98                13058.76                             14092.20
11/30/98                13118.70                             14141.57
12/31/98                13108.96                             14177.21
 1/31/99                13233.13                             14345.77
 2/28/99                13135.66                             14283.25
 3/31/99                13148.37                             14302.82
 4/30/99                13180.04                             14338.47
 5/31/99                13054.73                             14255.50
 6/30/99                12844.89                             14050.42
 7/31/99                12821.91                             14101.55
 8/31/99                12575.45                             13988.49
 9/30/99                12485.44                             13994.33
10/31/99                12260.76                             13842.72
11/30/99                12373.93                             13989.95
12/31/99                12201.36                             13885.66
 1/31/00                12047.84                             13825.19
 2/29/00                12295.13                             13985.86
 3/31/00                12654.82                             14291.43
 4/30/00                12525.26                             14207.01
 5/31/00                12443.87                             14133.10
 6/30/00                12823.89                             14507.61
 7/31/00                13053.85                             14709.47
 8/31/00                13266.10                             14936.17
 9/30/00                13131.28                             14858.46
10/31/00                13306.04                             15020.60
11/30/00                13437.58                             15134.24
12/31/00                13923.53                             15508.17
 1/31/01                13944.61                             15661.83
 2/28/01                14020.33                             15711.49
 3/31/01                14121.59                             15852.30
 4/30/01                13856.46                             15680.52
 5/31/01                14018.46                             15849.38
 6/30/01                14140.58                             15955.42
 7/31/01                14423.38                             16191.76
 8/31/01                14690.83                             16458.47
 9/30/01                14570.51                             16403.26

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,328 on 9/30/01; $13,646, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE WEST VIRGINIA MUNICIPALS FUND as of September 30, 2001 INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]

ROBERT B. MACINTOSH
PORTFOLIO MANAGER

MANAGEMENT UPDATE

- West Virginia's seasonally adjusted unemployment rate dropped to 4.9% for September 2001, down from 5.5% in September of 2000. The majority of new jobs has come in the areas of services, mining, transportation and utilities. Manufacturing jobs, however, were off 4.3% from the year-ago period.

- Management made several changes to the Portfolio's holdings over the past year. We added some positions in the education sector, primarily in the West Virginia state university system. We reduced our position in a corporate A+ rated credit, Jefferson County/Royal Vendors, that we felt could be subject to a downgrade.

- In other developments, management was able to add a new insured* issue that came to market, for Parkersburg Waterworks and Sewer. In addition, we sold some of the less-desirable coupons and supplemented those with bonds from Puerto Rico with more attractive coupons.

RATING DISTRIBUTION+

[CHART]

AAA                       73.2%
A                         19.0%
BBB                        6.2%
Non-Rated                  1.6%

+May not represent the Portfolio's current or future investments.

THE FUND

- During the year ended September 30, 2001, the Fund's Class A and Class B shares had total returns of 10.16% and 9.41%, respectively. (1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.75 on September 30, 2001 from $9.29 on September 30, 2000, and the reinvestment of $0.467 per share in tax-free income. (2) For Class B, this return resulted from an increase in NAV to $9.95 from $9.48, and the reinvestment of $0.409 per share in tax-free income. (2)

- Based on the Fund's most recent dividends and NAVs on September 30, 2001, the distribution rates were 4.77% for Class A and 4.03% for Class B. (3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.38% and 7.08%, respectively. (4)

- The SEC 30-day yields for Class A and B shares at September 30 were 4.42% and 3.89%, respectively. (5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.76% and 6.83%, respectively. (4)

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 43.06% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.40% of the total dividends paid by the Fund from net investment income during the year ended September 30, 2001 was designated as an exempt-interest dividend.

Fund Information as of September 30, 2001

PERFORMANCE(6)                          CLASS A     CLASS B
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
----------------------------------------------------------------------------
One Year                                10.16%      9.41%
Five Years                               5.85       5.01
Life of Fund+                            4.83       4.53

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
----------------------------------------------------------------------------
One Year                                 4.96%      4.41%
Five Years                               4.82       4.68
Life of Fund+                            4.18       4.53

+Inception date: Class A: 12/13/93; Class B: 6/11/93

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WEST VIRGINIA MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

JUNE 30, 1993 -- SEPTEMBER 30, 2001

[CHART]


                        FUND               FUND                  LEHMAN
                        VALUE AT           VALUE WITH            MUNICIPAL BOND
DATE                    NAV                SALES CHARGE          INDEX
 6/30/93                10000.00           N/A                   100000.00
 7/31/93                 9910.00                                 10013.00
 8/31/93                10201.44                                 10221.00
 9/30/93                10347.34                                 10338.00
10/31/93                10320.85                                 10358.00
11/30/93                10183.89                                 10266.00
12/31/93                10483.18                                 10483.00
 1/31/94                10613.55                                 10603.00
 2/28/94                10293.78                                 10328.00
 3/31/94                 9691.15                                  9908.00
 4/30/94                 9726.18                                  9992.00
 5/31/94                 9835.25                                 10078.00
 6/30/94                 9710.20                                 10017.00
 7/31/94                 9934.49                                 10200.00
 8/31/94                 9949.39                                 10236.00
 9/30/94                 9761.18                                 10086.00
10/31/94                 9519.46                                  9907.00
11/30/94                 9230.55                                  9727.00
12/31/94                 9508.27                                  9941.00
 1/31/95                 9844.40                                 10226.00
 2/28/95                10211.95                                 10523.00
 3/31/95                10304.48                                 10644.00
 4/30/95                10304.54                                 10656.00
 5/31/95                10607.41                                 10996.00
 6/30/95                10416.97                                 10900.00
 7/31/95                10482.63                                 11003.00
 8/31/95                10623.81                                 11143.00
 9/30/95                10677.57                                 11214.00
10/31/95                10889.21                                 11377.00
11/30/95                11100.82                                 11566.00
12/31/95                11256.65                                 11677.00
 1/31/96                11300.69                                 11765.00
 2/29/96                11172.22                                 11685.00
 3/31/96                10984.52                                 11536.00
 4/30/96                10948.00                                 11503.00
 5/31/96                10955.73                                 11499.00
 6/30/96                11046.67                                 11624.00
 7/31/96                11154.49                                 11729.00
 8/31/96                11137.17                                 11727.00
 9/30/96                11321.09                                 11891.00
10/31/96                11419.36                                 12025.00
11/30/96                11615.42                                 12245.00
12/31/96                11563.13                                 12194.00
 1/31/97                11556.78                                 12217.00
 2/28/97                11662.91                                 12329.00
 3/31/97                11508.18                                 12164.00
 4/30/97                11620.85                                 12266.00
 5/31/97                11783.37                                 12451.00
 6/30/97                11888.30                                 12584.00
 7/31/97                12221.17                                 12932.00
 8/31/97                12117.91                                 12811.00
 9/30/97                12247.01                                 12963.00
10/31/97                12301.68                                 13046.00
11/30/97                12409.95                                 13123.00
12/31/97                12610.43                                 13315.00
 1/31/98                12728.37                                 13452.00
 2/28/98                12737.57                                 13456.00
 3/31/98                12738.51                                 13468.00
 4/30/98                12630.54                                 13407.00
 5/31/98                12837.31                                 13619.00
 6/30/98                12856.40                                 13673.00
 7/31/98                12874.37                                 13707.00
 8/31/98                13075.10                                 13919.00
 9/30/98                13206.89                                 14092.00
10/31/98                13147.57                                 14092.00
11/30/98                13181.17                                 14142.00
12/31/98                13197.31                                 14177.00
 1/31/99                13320.21                                 14346.00
 2/28/99                13250.07                                 14283.00
 3/31/99                13237.51                                 14303.00
 4/30/99                13282.94                                 14338.00
 5/31/99                13159.81                                 14256.00
 6/30/99                12913.38                                 14050.00
 7/31/99                12904.82                                 14102.00
 8/31/99                12674.81                                 13988.00
 9/30/99                12626.59                                 13994.00
10/31/99                12418.15                                 13843.00
11/30/99                12517.94                                 13990.00
12/31/99                12361.35                                 13886.00
 1/31/00                12223.82                                 13825.00
 2/29/00                12442.69                                 13986.00
 3/31/00                12759.18                                 14291.00
 4/30/00                12659.26                                 14207.00
 5/31/00                12538.45                                 14133.00
 6/30/00                12874.86                                 14508.00
 7/31/00                13117.53                                 14709.00
 8/31/00                13328.87                                 14936.00
 9/30/00                13210.18                                 14858.00
10/31/00                13370.53                                 15021.00
11/30/00                13487.92                                 15134.00
12/31/00                13928.53                                 15508.00
 1/31/01                13964.67                                 15662.00
 2/28/01                14026.60                                 15711.00
 3/31/01                14127.92                                 15852.00
 4/30/01                13893.37                                 15681.00
 5/31/01                13995.97                                 15849.00
 6/30/01                14116.34                                 15955.00
 7/31/01                14309.50                                 16192.00
 8/31/01                14559.38                                 16458.00
 9/30/01                14453.86                                 16403.00

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/11/93. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged national municipal market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/13/93 at net asset value would have grown to $14,453 on 9/30/01; $13,764 including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $219,344,775    $253,868,467     $184,964,658       $15,836,105
   Unrealized appreciation         28,710,771      19,103,027       12,031,864         1,035,725
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $248,055,546    $272,971,494     $196,996,522       $16,871,830
---------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $     87,712    $    183,267     $    269,351       $     6,878
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $248,143,258    $273,154,761     $197,265,873       $16,878,708
---------------------------------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    225,511    $    106,859     $     60,406       $        --
Dividends payable                     420,573         413,675          347,747            27,854
Payable to affiliate for
   distribution fees                   43,360              --               --                --
Accrued expenses                       61,983          62,365           53,867            13,895
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $    751,427    $    582,899     $    462,020       $    41,749
---------------------------------------------------------------------------------------------------
NET ASSETS                       $247,391,831    $272,571,862     $196,803,853       $16,836,959
---------------------------------------------------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------------------------------------------------
Paid-in capital                  $238,746,028    $258,556,538     $193,999,287       $17,152,296
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (19,644,395)     (5,817,442)      (8,986,702)       (1,370,590)
Accumulated undistributed
   (distributions in excess
   of) net
   investment income                 (420,573)        729,739         (240,596)           19,528
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                           28,710,771      19,103,027       12,031,864         1,035,725
---------------------------------------------------------------------------------------------------
TOTAL                            $247,391,831    $272,571,862     $196,803,853       $16,836,959
---------------------------------------------------------------------------------------------------
Class A Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $ 21,089,073    $ 14,758,825     $ 26,819,251       $ 2,130,703
SHARES OUTSTANDING                  1,938,860       1,388,587        2,806,855           218,613
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      10.88    $      10.63     $       9.55       $      9.75
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $      11.42    $      11.16     $      10.03       $     10.24
---------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $226,302,758    $257,813,037     $163,027,807       $14,706,256
SHARES OUTSTANDING                 22,519,096      23,658,208       15,300,014         1,475,092
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      10.05    $      10.90     $      10.66       $      9.97
---------------------------------------------------------------------------------------------------
Class I Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $         --    $         --     $  6,956,795       $        --
SHARES OUTSTANDING                         --              --          705,116                --
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $         --    $         --     $       9.87       $        --
---------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001

                                NEW YORK FUND    OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
---------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $306,586,960   $ 179,949,877     $42,746,280        $23,451,223
   Unrealized appreciation        32,263,477       3,108,806       2,460,695          1,367,509
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $338,850,437   $ 183,058,683     $45,206,975        $24,818,732
---------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    498,409   $     253,873     $    21,150        $     1,522
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                    $339,348,846   $ 183,312,556     $45,228,125        $24,820,254
---------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $    113,541   $   1,034,180     $   216,502        $    55,845
Dividends payable                    503,878         255,879          62,655             32,513
Accrued expenses                      84,816          58,074          19,411             25,379
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $    702,235   $   1,348,133     $   298,568        $   113,737
---------------------------------------------------------------------------------------------------
NET ASSETS                      $338,646,611   $ 181,964,423     $44,929,557        $24,706,517
---------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------
Paid-in capital                 $307,431,902   $ 180,811,351     $44,928,352        $24,809,674
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                            (544,890)     (1,921,538)     (2,499,501)        (1,443,369)
Accumulated undistributed
   (distributions in excess
   of) net
   investment income                (503,878)        (34,196)         40,011            (27,297)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          32,263,477       3,108,806       2,460,695          1,367,509
---------------------------------------------------------------------------------------------------
TOTAL                           $338,646,611   $ 181,964,423     $44,929,557        $24,706,517
---------------------------------------------------------------------------------------------------

Class A Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                      $ 20,429,219   $  12,153,187     $ 7,629,880        $ 2,931,399
SHARES OUTSTANDING                 1,925,820       1,330,699         785,906            300,606
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      10.61   $        9.13     $      9.71        $      9.75
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $      11.14   $        9.59     $     10.19        $     10.24
---------------------------------------------------------------------------------------------------

Class B Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                      $318,217,392   $ 169,811,236     $37,299,677        $21,775,118
SHARES OUTSTANDING                27,780,390      16,457,913       3,752,561          2,188,475
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      11.45   $       10.32     $      9.94        $      9.95
---------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                      $14,281,086    $17,169,767      $11,098,137         $  916,538
Expenses allocated from
   Portfolio                       (1,327,737)    (1,341,019)        (896,522)           (60,094)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                      $12,953,349    $15,828,748      $10,201,615         $  856,444
---------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------
Trustees fees and expenses        $     4,238    $     4,198      $     4,238         $      212
Distribution and service fees
   Class A                             49,565         30,682           36,400              3,023
   Class B                          1,280,139      2,492,065        1,529,680            137,812
Legal and accounting services          13,100         18,964           16,088             13,671
Printing and postage                   15,501         22,536           14,735              1,932
Custodian fee                          20,041          2,600           17,334              6,730
Transfer and dividend
   disbursing agent fees              206,326        213,490          138,887             13,823
Registration fees                       4,546          4,820            9,300                100
Miscellaneous                          31,149         34,848           24,666              3,610
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $ 1,624,605    $ 2,824,203      $ 1,791,328         $  180,913
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $11,328,744    $13,004,545      $ 8,410,287         $  675,531
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $  (492,887)   $(4,109,559)     $   309,568         $   59,080
   Financial futures contracts       (669,820)      (649,105)      (1,271,204)           (34,283)
   Interest rate swap
      contracts                            --             --          (91,468)                --
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $(1,162,707)   $(4,758,664)     $(1,053,104)        $   24,797
---------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                 $15,433,507    $20,715,848      $11,635,269         $  705,225
   Financial futures contracts        (63,776)       (74,225)          35,623             (4,178)
   Interest rate swap
      contracts                            --             --          (77,778)                --
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $15,369,731    $20,641,623      $11,593,114         $  701,047
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                           $14,207,024    $15,882,959      $10,540,010         $  725,844
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $25,535,768    $28,887,504      $18,950,297         $1,401,375
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                NEW YORK FUND   OHIO FUND   RHODE ISLAND FUND  WEST VIRGINIA FUND
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $19,315,527   $11,674,943     $2,343,951          $1,409,757
Expenses allocated from
   Portfolio                      (1,808,607)     (955,931)      (142,651)            (86,604)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $17,506,920   $10,719,012     $2,201,300          $1,323,153
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Trustees fees and expenses       $     4,238   $     4,182     $      213          $       --
Distribution and service fees
   Class A                            30,797        19,479         12,232               5,234
   Class B                         3,080,343     1,635,875        334,162             210,017
Legal and accounting services         24,871        21,074         11,590              14,030
Printing and postage                  27,513        16,883          3,622               2,785
Custodian fee                         30,976        25,018          5,682               8,006
Transfer and dividend
   disbursing agent fees             268,460       145,723         30,838              19,427
Registration fees                      4,399         4,050            901               1,000
Miscellaneous                         48,633        23,952          4,757               3,418
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                   $ 3,520,230   $ 1,896,236     $  403,997          $  263,917
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $13,986,690   $ 8,822,776     $1,797,303          $1,059,236
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $ 2,100,982   $(1,196,717)    $  146,970          $ (176,830)
   Financial futures contracts        39,355      (128,296)      (138,582)            (82,919)
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $ 2,140,337   $(1,325,013)    $    8,388          $ (259,749)
-------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                $21,222,915   $ 5,917,884     $2,490,200          $1,432,703
   Financial futures contracts       (19,786)      (16,620)        12,347               7,753
   Interest rate swap
      contracts                      (58,958)           --         (9,791)                 --
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $21,144,171   $ 5,901,264     $2,492,756          $1,440,456
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                          $23,284,508   $ 4,576,251     $2,501,144          $1,180,707
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $37,271,198   $13,399,027     $4,298,447          $2,239,943
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
  ------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income            $ 11,328,744    $ 13,004,545     $  8,410,287       $   675,531
     Net realized gain (loss)           (1,162,707)     (4,758,664)      (1,053,104)           24,797
     Net change in unrealized
        appreciation (depreciation)     15,369,731      20,641,623       11,593,114           701,047
  ------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                       $ 25,535,768    $ 28,887,504     $ 18,950,297       $ 1,401,375
  ------------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                       $   (991,512)   $   (788,005)    $   (929,701)      $   (73,647)
        Class B                        (10,337,232)    (11,535,462)      (7,075,996)         (607,859)
        Class I                                 --              --         (373,784)               --
     In excess of net investment
        income
        Class A                            (17,644)             --           (1,281)             (124)
        Class B                           (385,646)             --               --                --
  ------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     $(11,732,034)   $(12,323,467)    $ (8,380,762)      $  (681,630)
  ------------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                       $  5,139,956    $  6,140,934     $ 18,070,876       $   823,094
        Class B                         19,093,199      11,545,605       10,190,411         1,102,087
        Class I                                 --              --          475,000                --
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                            374,311         294,089          487,551            35,799
        Class B                          4,277,294       3,766,065        3,293,274           249,083
        Class I                                 --              --           38,336                --
     Cost of shares redeemed
        Class A                         (3,171,165)     (5,077,387)      (3,793,900)          (60,527)
        Class B                        (30,557,421)    (37,247,388)     (17,589,827)       (1,657,842)
        Class I                                 --              --       (1,209,874)               --
     Contingent deferred sales
        charges
        Class B                            121,543              --               --                --
  ------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM FUND SHARE
     TRANSACTIONS                     $ (4,722,283)   $(20,578,082)    $  9,961,847       $   491,694
  ------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                           $  9,081,451    $ (4,014,045)    $ 20,531,382       $ 1,211,439
  ------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------
  At beginning of year                $238,310,380    $276,585,907     $176,272,471       $15,625,520
  ------------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $247,391,831    $272,571,862     $196,803,853       $16,836,959
  ------------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  ------------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $   (420,573)   $    729,739     $   (240,596)      $    19,528
  ------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
  -----------------------------------------------------------------------------------------------------
  From operations --
     Net investment income           $ 13,986,690   $  8,822,776     $ 1,797,303        $ 1,059,236
     Net realized gain (loss)           2,140,337     (1,325,013)          8,388           (259,749)
     Net change in unrealized
        appreciation (depreciation)    21,144,171      5,901,264       2,492,756          1,440,456
  -----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                      $ 37,271,198   $ 13,399,027     $ 4,298,447        $ 2,239,943
  -----------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                      $   (732,138)  $   (541,920)    $  (298,209)       $  (126,645)
        Class B                       (13,246,191)    (8,370,044)     (1,455,645)          (916,262)
     In excess of net investment
        income
        Class A                                --         (9,640)             --                 --
        Class B                          (144,859)       (17,959)             --                 --
     From net realized gains
        Class A                           (15,673)            --              --                 --
        Class B                          (226,081)            --              --                 --
     In excess of net realized
        gains
        Class A                                --         (9,287)             --                 --
        Class B                                --       (169,636)             --                 --
  -----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                    $(14,364,942)  $ (9,118,486)    $(1,753,854)       $(1,042,907)
  -----------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                      $ 10,507,293   $  4,283,711     $ 3,253,707        $   760,172
        Class B                        16,116,539      7,721,669       5,093,774            875,428
     Net asset value of shares
        issued to shareholders in
        payment of
        distributions declared
        Class A                           278,238        232,738         198,740             80,644
        Class B                         7,061,049      4,066,205         734,759            425,936
     Cost of shares redeemed
        Class A                        (2,684,342)      (627,064)       (446,747)          (334,771)
        Class B                       (49,962,501)   (21,008,833)     (4,010,956)        (3,002,152)
  -----------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM FUND SHARE
     TRANSACTIONS                    $(18,683,724)  $ (5,331,574)    $ 4,823,277        $(1,194,743)
  -----------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                          $  4,222,532   $ (1,051,033)    $ 7,367,870        $     2,293
  -----------------------------------------------------------------------------------------------------

  Net Assets
  -----------------------------------------------------------------------------------------------------
  At beginning of year               $334,424,079   $183,015,456     $37,561,687        $24,704,224
  -----------------------------------------------------------------------------------------------------
  AT END OF YEAR                     $338,646,611   $181,964,423     $44,929,557        $24,706,517
  -----------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  -----------------------------------------------------------------------------------------------------
  AT END OF YEAR                     $   (503,878)  $    (34,196)    $    40,011        $   (27,297)
  -----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 12,563,896    $ 14,347,554     $  9,024,636       $    696,074
   Net realized gain (loss)             (543,110)       (857,050)         394,318             (1,593)
   Net change in unrealized
      appreciation (depreciation)       (999,969)     (1,871,030)      (2,780,515)          (103,473)
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 11,020,817    $ 11,619,474     $  6,638,439       $    591,008
------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $   (865,911)   $   (719,785)    $   (700,166)      $    (56,317)
      Class B                        (11,893,295)    (13,363,789)      (7,734,888)          (655,435)
      Class I                                 --              --         (458,128)                --
   In excess of net investment
      income
      Class A                            (30,147)             --          (27,652)            (2,099)
      Class B                           (101,540)             --               --                 --
   In excess of net realized
      gains
      Class A                                 --        (150,602)              --                 --
      Class B                                 --      (3,791,295)              --                 --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(12,890,893)   $(18,025,471)    $ (8,920,834)      $   (713,851)
------------------------------------------------------------------------------------------------------
   Transactions in shares of
      beneficial interest --
      Proceeds from sale of
         shares
         Class A                    $  5,445,845    $  9,571,286     $  5,301,458       $    335,853
         Class B                      11,077,588      10,408,420        6,163,438            377,257
         Class I                              --              --          160,208                 --
      Net asset value of shares
         issued to shareholders
         in payment of
         distributions declared
         Class A                         362,635         331,861          365,326             22,936
         Class B                       4,649,557       6,120,513        3,577,547            264,488
         Class I                              --              --           37,555                 --
      Cost of shares redeemed
         Class A                      (4,829,901)     (9,880,028)     (10,081,064)          (521,472)
         Class B                     (46,113,284)    (78,635,073)     (35,547,462)        (2,485,653)
         Class I                              --              --       (3,099,134)                --
      Contingent deferred sales
         charges
         Class B                         150,183              --               --                 --
------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $(29,257,377)   $(62,083,021)    $(33,122,128)      $ (2,006,591)
------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          $(31,127,453)   $(68,489,018)    $(35,404,523)      $ (2,129,434)
------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------
At beginning of year                $269,437,833    $345,074,925     $211,676,994       $ 17,754,954
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $238,310,380    $276,585,907     $176,272,471       $ 15,625,520
------------------------------------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (149,755)   $      1,939     $   (270,121)      $     25,627
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 16,201,717   $  9,648,410     $ 1,765,397        $ 1,093,760
   Net realized gain (loss)          (2,323,039)        20,701        (401,663)           (79,957)
   Net change in unrealized
      appreciation (depreciation)     3,047,937     (4,682,142)        472,241             71,326
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 16,926,615   $  4,986,969     $ 1,835,975        $ 1,085,129
-----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (611,854)  $   (468,273)    $  (191,074)       $  (104,574)
      Class B                       (15,589,863)    (9,300,206)     (1,521,786)          (989,186)
   In excess of net investment
      income
      Class A                           (12,491)        (4,338)             --             (4,588)
      Class B                           (94,505)            --              --            (23,589)
   From net realized gain
      Class A                                --         (1,091)             --                 --
      Class B                                --        (19,610)             --                 --
   In excess of net realized
      gains
      Class A                                --         (3,449)             --                 --
      Class B                                --        (69,889)             --                 --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(16,308,713)  $ (9,866,856)    $(1,712,860)       $(1,121,937)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  2,668,062   $  1,959,116     $ 1,641,715        $   543,087
      Class B                         8,477,237      7,383,182       2,911,486            878,270
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           281,190        181,252         115,060             73,294
      Class B                         8,100,110      4,406,887         798,662            468,286
   Cost of shares redeemed
      Class A                        (4,252,832)    (3,078,468)       (831,548)          (176,779)
      Class B                       (82,102,002)   (38,561,508)     (8,261,737)        (3,764,936)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(66,828,235)  $(27,709,539)    $(3,626,362)       $(1,978,778)
-----------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         $(66,210,333)  $(32,589,426)    $(3,503,247)       $(2,015,586)
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year               $400,634,412   $215,604,882     $41,064,934        $26,719,810
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $334,424,079   $183,015,456     $37,561,687        $24,704,224
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $   (620,497)  $     84,850     $    (3,438)       $   (43,626)
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               CALIFORNIA FUND -- CLASS A
                                  -----------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.270        $10.320      $11.340       $10.900
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.533        $ 0.536      $ 0.544       $ 0.556
Net realized and unrealized
   gain (loss)                        0.619         (0.031)      (1.007)        0.468
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.152        $ 0.505      $(0.463)      $ 1.024
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.533)       $(0.536)     $(0.542)      $(0.564)
In excess of net investment
   income                            (0.009)        (0.019)      (0.015)       (0.020)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.542)       $(0.555)     $(0.557)      $(0.584)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.880        $10.270      $10.320       $11.340
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.46%          5.17%       (4.25)%        9.65%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $21,089        $17,617      $16,675       $ 9,740
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.94%          0.89%        0.78%         0.79%
   Expenses after custodian
      fee reduction(3)                 0.91%          0.88%        0.76%         0.77%
   Net investment income               5.00%          5.35%        4.93%         5.02%
Portfolio Turnover of the
   Portfolio                             26%            13%          28%           16%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      CALIFORNIA FUND -- CLASS B
                                  -------------------------------------------------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------------
                                    2001(1)        2000(1)        1999         1998(1)        1997
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.490       $  9.520      $ 10.420      $ 10.010      $  9.540
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.450       $  0.475      $  0.474      $  0.431      $  0.451
Net realized and unrealized
   gain (loss)                        0.572         (0.024)       (0.934)        0.428         0.477
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.022       $  0.451      $ (0.460)     $  0.859      $  0.928
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.450)      $ (0.483)     $ (0.448)     $ (0.431)     $ (0.451)
In excess of net investment
   income                            (0.017)        (0.004)           --        (0.018)       (0.007)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.467)      $ (0.487)     $ (0.448)     $ (0.449)     $ (0.458)
-----------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES
   CHARGES                         $  0.005       $  0.006      $  0.008      $     --      $     --
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.050       $  9.490      $  9.520      $ 10.420      $ 10.010
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.09%          5.06%        (4.50)%        8.80%         9.98%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $226,303       $220,693      $252,763      $300,914      $321,157
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.26%          1.13%         1.18%         1.66%         1.69%
   Expenses after custodian
      fee reduction(3)                 1.23%          1.12%         1.16%         1.64%         1.68%
   Net investment income               4.58%          5.13%         4.70%         4.25%         4.66%
Portfolio Turnover of the
   Portfolio                             26%            13%           28%           16%           12%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 FLORIDA FUND -- CLASS A
                                  -----------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999        1998(1)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.010        $10.190      $11.150       $10.640
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.561        $ 0.535      $ 0.549       $ 0.528
Net realized and unrealized
   gain (loss)                        0.593         (0.051)      (0.979)        0.532
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.154        $ 0.484      $(0.430)      $ 1.060
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.534)       $(0.539)     $(0.530)      $(0.528)
In excess of net investment
   income                                --             --           --        (0.022)
In excess of net realized gain           --         (0.125)          --            --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.534)       $(0.664)     $(0.530)      $(0.550)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.630        $10.010      $10.190       $11.150
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.76%          5.05%       (4.02)%       10.20%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $14,759        $12,558      $12,818       $11,764
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.85%          0.89%        0.75%         0.73%
   Expenses after custodian
      fee reduction(3)                 0.79%          0.84%        0.70%         0.69%
   Net investment income               5.38%          5.42%        5.07%         4.82%
Portfolio Turnover of the
   Portfolio                             11%            12%          39%           25%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                        FLORIDA FUND -- CLASS B
                                  -------------------------------------------------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------------
                                    2001(1)        2000(1)        1999         1998(1)        1997
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.270       $ 10.430      $ 11.420      $ 10.900      $ 10.780
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.495       $  0.479      $  0.466      $  0.447      $  0.488
Net realized and unrealized
   gain (loss)                        0.603         (0.046)       (1.001)        0.546         0.136
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.098       $  0.433      $ (0.535)     $  0.993      $  0.624
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.468)      $ (0.468)     $ (0.455)     $ (0.447)     $ (0.488)
In excess of net investment
   income                                --             --            --        (0.026)       (0.016)
In excess of net realized gain           --         (0.125)           --            --            --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.468)      $ (0.593)     $ (0.455)     $ (0.473)     $ (0.504)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.900       $ 10.270      $ 10.430      $ 11.420      $ 10.900
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.93%          4.38%        (4.84)%        9.30%         5.89%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $257,813       $264,028      $332,227      $442,863      $504,057
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.60%          1.58%         1.58%         1.55%         1.57%
   Expenses after custodian
      fee reduction(3)                 1.54%          1.53%         1.53%         1.51%         1.53%
   Net investment income               4.64%          4.73%         4.23%         4.01%         4.50%
Portfolio Turnover of the
   Portfolio                             11%            12%           39%           25%           54%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               MASSACHUSETTS FUND -- CLASS A
                                  --------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.020        $ 9.110        $ 9.940        $ 9.620
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.484        $ 0.478        $ 0.504        $ 0.493
Net realized and unrealized
   gain (loss)                        0.531         (0.071)        (0.828)         0.357
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.015        $ 0.407        $(0.324)       $ 0.850
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.484)       $(0.478)       $(0.505)       $(0.493)
In excess of net investment
   income                            (0.001)        (0.019)        (0.001)        (0.037)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.485)       $(0.497)       $(0.506)       $(0.530)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.550        $ 9.020        $ 9.110        $ 9.940
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.48%          4.70%         (3.42)%         9.07%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $26,819        $11,212        $15,825        $13,282
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.84%          0.87%          0.70%          0.74%
   Expenses after custodian
      fee reduction(3)                 0.80%          0.85%          0.68%          0.72%
   Net investment income               5.10%          5.49%          5.23%          5.04%
Portfolio Turnover of the
   Portfolio                              8%            15%            24%            28%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      MASSACHUSETTS FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.050       $ 10.130       $ 11.070       $ 10.690      $ 10.330
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income              $  0.461       $  0.468       $  0.470       $  0.468      $  0.487
Net realized and unrealized
   gain (loss)                        0.608         (0.088)        (0.945)         0.396         0.360
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.069       $  0.380       $ (0.475)      $  0.864      $  0.847
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income         $ (0.459)      $ (0.460)      $ (0.465)      $ (0.468)     $ (0.487)
In excess of net investment
   income                                --             --             --         (0.016)           --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.459)      $ (0.460)      $ (0.465)      $ (0.484)     $ (0.487)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.660       $ 10.050       $ 10.130       $ 11.070      $ 10.690
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.87%          3.93%         (4.44)%         8.28%         8.41%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $163,028       $157,801       $185,540       $225,371      $239,838
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%          1.61%          1.57%          1.60%         1.61%
   Expenses after custodian
      fee reduction(3)                 1.55%          1.59%          1.55%          1.58%         1.59%
   Net investment income               4.41%          4.74%          4.37%          4.32%         4.70%
Portfolio Turnover of the
   Portfolio                              8%            15%            24%            28%           35%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               MASSACHUSETTS FUND -- CLASS I
                                  --------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.310        $ 9.390        $10.260        $ 9.890
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.518        $ 0.519        $ 0.528        $ 0.527
Net realized and unrealized
   gain (loss)                        0.559         (0.079)        (0.869)         0.373
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.077        $ 0.440        $(0.341)       $ 0.900
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.517)       $(0.520)       $(0.529)       $(0.527)
In excess of net investment
   income                                --             --             --         (0.003)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.517)       $(0.520)       $(0.529)       $(0.530)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.870        $ 9.310        $ 9.390        $10.260
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.87%          4.92%         (3.53)%         9.34%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 6,957        $ 7,259        $10,311        $11,439
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.64%          0.68%          0.64%          0.66%
   Expenses after custodian
      fee reduction(3)                 0.60%          0.66%          0.62%          0.64%
   Net investment income               5.36%          5.67%          5.30%          5.24%
Portfolio Turnover of the
   Portfolio                              8%            15%            24%            28%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               MISSISSIPPI FUND -- CLASS A
                                  -----------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.310        $ 9.350        $10.060      $ 9.740
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.469        $ 0.459        $ 0.487      $ 0.474
Net realized and unrealized
   gain (loss)                        0.441         (0.023)        (0.715)       0.331
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.910        $ 0.436        $(0.228)     $ 0.805
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.469)       $(0.459)       $(0.482)     $(0.478)
In excess of net investment
   income                            (0.001)        (0.017)            --       (0.007)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.470)       $(0.476)       $(0.482)     $(0.485)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.750        $ 9.310        $ 9.350      $10.060
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.98%          4.87%         (2.37)%       8.47%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 2,131        $ 1,269        $ 1,455      $ 1,932
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.88%          1.02%          0.70%        0.72%
   Expenses after custodian
      fee reduction(3)                 0.83%          1.00%          0.68%        0.70%
   Net investment income               4.88%          5.02%          4.97%        4.77%
Portfolio Turnover of the
   Portfolio                             11%             4%            16%          17%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     MISSISSIPPI FUND -- CLASS B
                                  -----------------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998        1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.530        $ 9.560        $10.300      $ 9.970     $ 9.610
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income               $ 0.407        $ 0.404        $ 0.417      $ 0.419     $ 0.433
Net realized and unrealized
   gain (loss)                        0.444         (0.023)        (0.741)       0.337       0.362
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.851        $ 0.381        $(0.324)     $ 0.756     $ 0.795
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income          $(0.411)       $(0.411)       $(0.416)     $(0.426)    $(0.435)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.411)       $(0.411)       $(0.416)     $(0.426)    $(0.435)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.970        $ 9.530        $ 9.560      $10.300     $ 9.970
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.13%          4.14%         (3.25)%       7.75%       8.45%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $14,706        $14,356        $16,300      $18,615     $20,924
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.63%          1.76%          1.51%        1.50%       1.60%
   Expenses after custodian
      fee reduction(3)                 1.58%          1.74%          1.49%        1.48%       1.59%
   Net investment income               4.15%          4.28%          4.16%        4.12%       4.39%
Portfolio Turnover of the
   Portfolio                             11%             4%            16%          17%          6%
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  NEW YORK FUND -- CLASS A
                                  --------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.910        $ 9.860        $10.920        $10.510
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.505        $ 0.515        $ 0.532        $ 0.538
Net realized and unrealized
   gain (loss)                        0.709          0.061         (0.907)         0.446
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 1.214        $ 0.576        $(0.375)       $ 0.984
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.506)       $(0.515)       $(0.533)       $(0.538)
In excess of net investment
   income                                --         (0.011)        (0.001)        (0.013)
From net realized gain               (0.008)            --         (0.151)        (0.023)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.514)       $(0.526)       $(0.685)       $(0.574)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.610        $ 9.910        $ 9.860        $10.920
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       12.48%          6.09%         (3.63)%         9.62%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $20,429        $11,411        $12,683        $11,720
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.85%          0.83%          0.77%          0.77%
   Expenses after custodian
      fee reduction(3)                 0.85%          0.83%          0.76%          0.75%
   Net investment income               4.81%          5.29%          5.09%          5.03%
Portfolio Turnover of the
   Portfolio                             19%            27%            41%            55%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                        NEW YORK FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.700       $ 10.640       $ 11.760       $ 11.300      $ 10.930
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income              $  0.459       $  0.474       $  0.483       $  0.488      $  0.506
Net realized and unrealized
   gain (loss)                        0.763          0.063         (0.972)         0.478         0.375
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  1.222       $  0.537       $ (0.489)      $  0.966      $  0.881
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income         $ (0.459)      $ (0.474)      $ (0.480)      $ (0.483)     $ (0.506)
In excess of net investment
   income                            (0.005)        (0.003)            --             --        (0.005)
From net realized gain               (0.008)            --         (0.151)        (0.023)           --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.472)      $ (0.477)      $ (0.631)      $ (0.506)     $ (0.511)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 11.450       $ 10.700       $ 10.640       $ 11.760      $ 11.300
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.64%          5.24%         (4.35)%         8.76%         8.23%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $318,217       $323,013       $387,951       $473,396      $517,393
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.61%          1.59%          1.57%          1.58%         1.63%
   Expenses after custodian
      fee reduction(3)                 1.61%          1.59%          1.56%          1.56%         1.63%
   Net investment income               4.09%          4.54%          4.27%          4.26%         4.56%
Portfolio Turnover of the
   Portfolio                             19%            27%            41%            55%           44%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               OHIO FUND -- CLASS A
                                  -----------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------
                                    2001(1)        2000        1999        1998
---------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.920      $ 9.120     $ 9.930     $ 9.680
---------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------
Net investment income               $ 0.506      $ 0.506     $ 0.511     $ 0.514
Net realized and unrealized
   gain (loss)                        0.229       (0.186)     (0.725)      0.249
---------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.735      $ 0.320     $(0.214)    $ 0.763
---------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------
From net investment income          $(0.506)     $(0.511)    $(0.513)    $(0.513)
In excess of net investment
   income                            (0.009)      (0.005)         --          --
From net realized gain                   --       (0.001)     (0.083)         --
In excess of net realized gain       (0.010)      (0.003)         --          --
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.525)     $(0.520)    $(0.596)    $(0.513)
---------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.130      $ 8.920     $ 9.120     $ 9.930
---------------------------------------------------------------------------------

TOTAL RETURN(2)                        8.43%        3.74%      (2.31)%      8.07%
---------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $12,153      $ 8,052     $ 9,203     $ 6,622
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.86%        0.88%       0.77%       0.80%
   Expenses after custodian
      fee reduction(3)                 0.85%        0.88%       0.76%       0.78%
   Net investment income               5.50%        5.74%       5.32%       5.25%
Portfolio Turnover of the
   Portfolio                             22%          28%         59%         17%
---------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       OHIO FUND -- CLASS B
                                  ---------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------------
                                    2001(1)        2000         1999         1998         1997
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.080      $ 10.290     $ 11.210     $ 10.930     $ 10.590
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income              $  0.493      $  0.495     $  0.490     $  0.495     $  0.499
Net realized and unrealized
   gain (loss)                        0.258        (0.201)      (0.832)       0.280        0.328
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.751      $  0.294     $ (0.342)    $  0.775     $  0.827
-------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------
From net investment income         $ (0.500)     $ (0.500)    $ (0.495)    $ (0.495)    $ (0.487)
In excess of net investment
   income                            (0.001)           --           --           --           --
From net realized gain                   --        (0.001)      (0.083)          --           --
In excess of net realized gain       (0.010)       (0.003)          --           --           --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.511)     $ (0.504)    $ (0.578)    $ (0.495)    $ (0.487)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.320      $ 10.080     $ 10.290     $ 11.210     $ 10.930
-------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        7.66%         3.04%       (3.21)%       7.24%        7.98%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $169,811      $174,964     $206,401     $247,367     $267,001
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.62%         1.65%        1.61%        1.62%        1.63%
   Expenses after custodian
      fee reduction(3)                 1.61%         1.65%        1.60%        1.60%        1.62%
   Net investment income               4.81%         4.96%        4.50%        4.46%        4.65%
Portfolio Turnover of the
   Portfolio                             22%           28%          59%          17%          30%
-------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                           RHODE ISLAND FUND -- CLASS A
                                  -----------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------
                                    2001        2000        1999(1)        1998
---------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.120     $ 9.070       $ 9.940      $ 9.610
---------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------
Net investment income             $ 0.474     $ 0.471       $ 0.474      $ 0.471
Net realized and unrealized
   gain (loss)                      0.582       0.046        (0.872)       0.328
---------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.056     $ 0.517       $(0.398)     $ 0.799
---------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------
From net investment income        $(0.466)    $(0.467)      $(0.472)     $(0.469)
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.466)    $(0.467)      $(0.472)     $(0.469)
---------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.710     $ 9.120       $ 9.070      $ 9.940
---------------------------------------------------------------------------------

TOTAL RETURN(2)                     11.80%       5.95%        (4.16)%       8.52%
---------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 7,630     $ 4,245       $ 3,290      $ 2,200
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.74%       0.79%         0.69%        0.69%
   Expenses after custodian
      fee reduction(3)               0.69%       0.76%         0.65%        0.66%
   Net investment income             5.01%       5.27%         4.94%        4.83%
Portfolio Turnover of the
   Portfolio                           14%         15%           18%          24%
---------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 RHODE ISLAND FUND -- CLASS B
                                  -----------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------
                                    2001        2000        1999(1)        1998        1997
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.340     $ 9.280       $10.170      $ 9.840     $ 9.510
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income             $ 0.414     $ 0.414       $ 0.409      $ 0.422     $ 0.427
Net realized and unrealized
   gain (loss)                      0.590       0.048        (0.894)       0.334       0.334
---------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 1.004     $ 0.462       $(0.485)     $ 0.756     $ 0.761
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income        $(0.404)    $(0.402)      $(0.405)     $(0.422)    $(0.427)
In excess of net investment
   income                              --          --            --       (0.004)     (0.004)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.404)    $(0.402)      $(0.405)     $(0.426)    $(0.431)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.940     $ 9.340       $ 9.280      $10.170     $ 9.840
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     10.96%       5.17%        (4.92)%       7.87%       8.19%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $37,300     $33,316       $37,775      $39,758     $38,234
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                   1.49%       1.56%         1.49%        1.46%       1.40%
   Net expenses after
      custodian fee
      reduction(3)                   1.44%       1.53%         1.45%        1.43%       1.35%
   Net investment income             4.25%       4.56%         4.15%        4.23%       4.43%
Portfolio Turnover of the
   Portfolio                           14%         15%           18%          24%         39%
---------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                                                                          1.52%
   Expenses after custodian
      fee reduction(3)                                                                  1.47%
   Net investment income                                                                4.31%
Net investment income per
   share                                                                             $ 0.415
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                            WEST VIRGINIA FUND -- CLASS A
                                  --------------------------------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------
                                    2001        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.290       $ 9.290        $10.120      $ 9.790
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income             $ 0.479       $ 0.459        $ 0.476      $ 0.504
Net realized and unrealized
   gain (loss)                      0.448         0.020         (0.821)       0.325
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.927       $ 0.479        $(0.345)     $ 0.829
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income        $(0.467)      $(0.459)       $(0.476)     $(0.499)
In excess of net investment
   income                              --        (0.020)        (0.009)          --
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.467)      $(0.479)       $(0.485)     $(0.499)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.750       $ 9.290        $ 9.290      $10.120
------------------------------------------------------------------------------------

TOTAL RETURN(2)                     10.16%         5.39%         (3.55)%       8.68%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 2,931       $ 2,310        $ 1,866      $ 1,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.78%         0.91%          0.70%        0.66%
   Expenses after custodian
      fee reduction(3)               0.74%         0.89%          0.68%        0.63%
   Net investment income             4.93%         5.02%          4.84%        5.06%
Portfolio Turnover of the
   Portfolio                           12%            7%            32%          16%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  WEST VIRGINIA FUND -- CLASS B
                                  --------------------------------------------------------------
                                                     YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------------
                                    2001        2000(1)        1999(1)        1998        1997
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.480       $ 9.470        $10.320      $ 9.970     $ 9.620
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income             $ 0.411       $ 0.402        $ 0.403      $ 0.430     $ 0.419
Net realized and unrealized
   gain (loss)                      0.465         0.019         (0.842)       0.336       0.351
------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.876       $ 0.421        $(0.439)     $ 0.766     $ 0.770
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income        $(0.406)      $(0.402)       $(0.402)     $(0.416)    $(0.419)
In excess of net investment
   income                              --        (0.009)        (0.009)          --      (0.001)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.406)      $(0.411)       $(0.411)     $(0.416)    $(0.420)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.950       $ 9.480        $ 9.470      $10.320     $ 9.970
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.41%         4.62%         (4.40)%       7.84%       8.18%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $21,775       $22,394        $24,854      $29,824     $31,524
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.53%         1.62%          1.53%        1.48%       1.53%
   Expenses after custodian
      fee reduction(3)               1.49%         1.60%          1.51%        1.45%       1.51%
   Net investment income             4.20%         4.32%          4.02%        4.25%       4.31%
Portfolio Turnover of the
   Portfolio                           12%            7%            32%          16%         24%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Municipals Fund (Florida Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund). The California Fund, the Florida Fund, the Mississippi Fund, the New York Fund, the Ohio Fund, the Rhode Island Fund and the West Virginia Fund offer two classes of shares. The Massachusetts Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Class I shares of the Massachusetts Fund are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The California Fund invests its assets in the California Municipals Portfolio, the Florida Fund invests its assets in the Florida Municipals Portfolio, the Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the New York Fund invests its assets in the New York Municipals Portfolio, the Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at September 30, 2001 for each Fund except Mississippi, Rhode Island and West Virginia which were 99.1%, 99.6% and 99.4%, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2001, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers was acquired through the Fund Reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT      EXPIRES
    ------------------------------------------------------------------------
    California Fund                           $1,155,825  September 30, 2009
                                                 663,911  September 30, 2008
                                              17,095,660  September 30, 2004

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    FUND                                      AMOUNT      EXPIRES
    ------------------------------------------------------------------------
    Florida Fund                              $  603,727  September 30, 2009
                                                 863,997  September 30, 2008
    Massachusetts Fund                             2,135  September 30, 2005
                                               7,763,971  September 30, 2004
    Mississippi Fund                           1,377,618  September 30, 2005
    Rhode Island Fund                            294,723  September 30, 2009
                                                 184,964  September 30, 2008
                                                  34,703  September 30, 2005
                                               1,523,162  September 30, 2004
                                                 426,784  September 30, 2003
                                                  21,699  September 30, 2002
    West Virginia Fund                           171,534  September 30, 2009
                                                     526  September 30, 2008
                                                 170,463  September 30, 2006
                                                 835,610  September 30, 2005

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2001, California Fund, Florida Fund, Massachusetts Fund, Ohio Fund and West Virginia Fund had net capital losses of $131,003, $4,391,952, $1,151,727, $1,831,787 and $241,283, respectively, attributable to security transactions incurred after October 31, 2000. These capital losses are treated as arising on the first day of each of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of total expenses in the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                   CALIFORNIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          485,619       546,977
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    35,241        36,124
    Redemptions                                   (297,269)     (483,965)
    --------------------------------------------------------------------
    NET INCREASE                                   223,591        99,136
    --------------------------------------------------------------------

                                                   CALIFORNIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        1,942,021     1,193,240
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   435,138       502,584
    Redemptions                                 (3,108,705)   (4,992,828)
    --------------------------------------------------------------------
    NET DECREASE                                  (731,546)   (3,297,004)
    --------------------------------------------------------------------
                                                     FLORIDA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          589,751       973,379
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    28,165        33,609
    Redemptions                                   (483,736)   (1,010,788)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        134,180        (3,800)
    --------------------------------------------------------------------
                                                     FLORIDA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        1,082,232     1,028,808
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   353,086       604,600
    Redemptions                                 (3,497,249)   (7,773,032)
    --------------------------------------------------------------------
    NET DECREASE                                (2,061,931)   (6,139,624)
    --------------------------------------------------------------------

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        1,915,169       600,896
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    51,807        41,096
    Redemptions                                   (403,354)   (1,135,000)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      1,563,622      (493,008)
    --------------------------------------------------------------------

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          971,277       624,377
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   315,125       361,923
    Redemptions                                 (1,684,974)   (3,600,056)
    --------------------------------------------------------------------
    NET DECREASE                                  (398,572)   (2,613,756)
    --------------------------------------------------------------------

                                                  MASSACHUSETTS FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                   2001          2000
    --------------------------------------------------------------------
    Sales                                           49,186        17,822
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     3,958         4,095
    Redemptions                                   (127,833)     (340,121)
    --------------------------------------------------------------------
    NET DECREASE                                   (74,689)     (318,204)
    --------------------------------------------------------------------

                                                   MISSISSIPPI FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                           84,796        35,782
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     3,741         2,509
    Redemptions                                     (6,273)      (57,606)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                         82,264       (19,315)
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                   MISSISSIPPI FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          112,360        40,254
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    25,432        28,187
    Redemptions                                   (169,785)     (265,542)
    --------------------------------------------------------------------
    NET DECREASE                                   (31,993)     (197,101)
    --------------------------------------------------------------------

                                                    NEW YORK FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        1,005,095       276,495
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    26,734        28,995
    Redemptions                                   (257,039)     (440,852)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        774,790      (135,362)
    --------------------------------------------------------------------

                                                    NEW YORK FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        1,427,613       812,779
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   629,407       773,581
    Redemptions                                 (4,455,150)   (7,878,326)
    --------------------------------------------------------------------
    NET DECREASE                                (2,398,130)   (6,291,966)
    --------------------------------------------------------------------

                                                      OHIO FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          472,164       223,122
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    25,634        20,562
    Redemptions                                    (69,311)     (350,810)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        428,487      (107,126)
    --------------------------------------------------------------------

                                                      OHIO FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          751,024       746,460
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   396,794       442,088
    Redemptions                                 (2,053,519)   (3,877,897)
    --------------------------------------------------------------------
    NET DECREASE                                  (905,701)   (2,689,349)
    --------------------------------------------------------------------

                                                  RHODE ISLAND FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          345,896       183,845
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    20,833        12,927
    Redemptions                                    (46,583)      (93,818)
    --------------------------------------------------------------------
    NET INCREASE                                   320,146       102,954
    --------------------------------------------------------------------

                                                  RHODE ISLAND FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          520,277       316,927
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    75,408        87,630
    Redemptions                                   (411,711)     (906,586)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        183,974      (502,029)
    --------------------------------------------------------------------

                                                  WEST VIRGINIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                           78,344        59,365
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     8,364         8,050
    Redemptions                                    (34,796)      (19,548)
    --------------------------------------------------------------------
    NET INCREASE                                    51,912        47,867
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  WEST VIRGINIA FUND
                                              --------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                           88,552        94,358
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    43,374        50,350
    Redemptions                                   (305,609)     (406,510)
    --------------------------------------------------------------------
    NET DECREASE                                  (173,683)     (261,802)
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $6,764, $5,391, $5,760, $628, $12,439, $6,075, $2,246
   and $1,073 from the California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2001.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Class B Plan requires each Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Funds will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended September 30, 2001, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, paid $1,968,400, $1,207,180, $108,688, $2,428,567, $1,292,282, $263,758 and
   $166,260 respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. The California Fund paid $713,025 representing 0.32% of the Fund's Class B average daily net assets. At September 30, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund were approximately $4,508,000, $3,031,000, $591,000, $1,990,000, $2,656,000,
   $1,349,000 and $688,000, respectively. The California Fund had no Uncovered Distribution Charges at September 30, 2001.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20%, (0.25% for the California Fund) of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended September 30, 2001, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $49,565, $30,682, $36,400, $3,023, $30,797,
   $19,479, $12,232 and $5,234, respectively, for Class A shares and $567,114, $523,665, $322,500, $29,124, $651,776, $343,593, $70,404, and $43,757,
   respectively, for Class B shares.

   Certain officers and Trustees of the Funds are officers or directors of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $119,000, $75,000, $3,000, $173,000, $65,000, $27,000
   and $17,000 of CDSC paid by Class B shareholders of Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, for the year ended September 30, 2001. EVD also received $173,142 of CDSC paid by Class B shareholders of California Fund of which $121,543 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 2001 were as follows:

    CALIFORNIA FUND
    ------------------------------------------------------
    Increases                                 $ 24,493,353
    Decreases                                   42,418,330

    FLORIDA FUND
    ------------------------------------------------------
    Increases                                 $ 17,676,816
    Decreases                                   54,273,933

    MASSACHUSETTS FUND
    ------------------------------------------------------
    Increases                                 $ 28,513,787
    Decreases                                   29,419,141

    MISSISSIPPI FUND
    ------------------------------------------------------
    Increases                                 $  1,919,575
    Decreases                                    2,312,759

    NEW YORK FUND
    ------------------------------------------------------
    Increases                                 $ 26,243,343
    Decreases                                   63,672,421

    OHIO FUND
    ------------------------------------------------------
    Increases                                 $ 11,869,893
    Decreases                                   28,074,174

    RHODE ISLAND FUND
    ------------------------------------------------------
    Increases                                 $  8,388,370
    Decreases                                    5,496,453

    WEST VIRGINIA FUND
    ------------------------------------------------------
    Increases                                 $  1,634,082
    Decreases                                    4,106,951

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipals Fund, Eaton Vance Florida Municipals Fund, Eaton Vance Massachusetts Municipals Fund, Eaton Vance Mississippi Municipals Fund, Eaton Vance New York Municipals Fund, Eaton Vance Ohio Municipals Fund, Eaton Vance Rhode Island Municipals Fund and Eaton Vance West Virginia Municipals Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended
September 30, 2001 and 2000 and the financial highlights for each of the years in the five-year period ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 2001, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 2, 2001

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.7%
-------------------------------------------------------------------------
    $ 4,000        Sacramento Power Authority, (Campbell's
                   Soup), 6.00%, 7/1/22                      $  4,204,440
-------------------------------------------------------------------------
                                                             $  4,204,440
-------------------------------------------------------------------------
Education -- 2.7%
-------------------------------------------------------------------------
    $ 2,500        California Educational Facilities
                   Authority, (Santa Clara University),
                   5.25%, 9/1/26                             $  2,641,775
      4,000        California Educational Facilities
                   Authority, (Stanford University),
                   5.25%, 12/1/32                               4,127,120
-------------------------------------------------------------------------
                                                             $  6,768,895
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 27.9%
-------------------------------------------------------------------------
    $15,000        Foothill/Eastern Corridor Agency, Toll
                   Road Bonds, Escrowed to Maturity, (FSA),
                   0.00%, 1/1/28                             $  3,822,450
     10,000        Sacramento Cogeneration Authority,
                   (Procter & Gamble), Prerefunded to
                   7/1/05, 6.50%, 7/1/21                       11,535,600
      6,000        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.25%, 1/1/21                                8,281,740
     14,285        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.50%, 11/1/16                              19,901,719
     12,000        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14          6,917,160
      5,765        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/26          1,657,495
     35,975        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/27          9,825,132
      2,000        Southern California Public Power
                   Authority, (FGIC), Escrowed to Maturity,
                   Variable Rate, 7/1/12(1)                     2,222,500
      4,350        Stockton, Wastewater Treatment Plant,
                   (FGIC), Prerefunded to 9/1/04,
                   6.80%, 9/1/24                                4,954,563
-------------------------------------------------------------------------
                                                             $ 69,118,359
-------------------------------------------------------------------------
General Obligations -- 1.0%
-------------------------------------------------------------------------
    $ 2,600        Capistrano Unified School District,
                   5.75%, 9/1/29                             $  2,583,776
-------------------------------------------------------------------------
                                                             $  2,583,776
-------------------------------------------------------------------------
Hospital -- 2.7%
-------------------------------------------------------------------------
    $ 1,500        California Statewide Communities
                   Development Authority, (Sonoma County
                   Indian Health), 6.40%, 9/1/29             $  1,412,835
        755        Eastern Plumas Health Care District,
                   7.50%, 8/1/07                                  768,379
      2,700        San Benito Health Care District,
                   5.40%, 10/1/20                               2,330,991
      1,000        San Gorgonio Memorial Health Care
                   District, 5.75%, 5/1/20                        859,910
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,250        Washington Township Health Care
                   District, 5.25%, 7/1/29                   $  1,247,175
-------------------------------------------------------------------------
                                                             $  6,619,290
-------------------------------------------------------------------------
Housing -- 1.9%
-------------------------------------------------------------------------
    $ 1,500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 6.50%, 12/1/29              $  1,499,820
        500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34                   507,960
      1,500        Commerce (Hermitage III Senior
                   Apartments), 6.50%, 12/1/29                  1,480,740
        450        Commerce (Hermitage III Senior
                   Apartments), 6.85%, 12/1/29                    440,604
        755        Oakland Housing Finance Agency,
                   7.10%, 1/1/10                                  772,003
-------------------------------------------------------------------------
                                                             $  4,701,127
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 2,750        California Pollution Control Financing
                   Authority, (Browning Ferris Industries),
                   (AMT), 5.80%, 12/1/16                     $  2,558,242
      3,000        California Pollution Control Financing
                   Authority, (Laidlaw Environmental),
                   (AMT), 6.70%, 7/1/07(2)                         37,500
-------------------------------------------------------------------------
                                                             $  2,595,742
-------------------------------------------------------------------------
Insured-Education -- 0.5%
-------------------------------------------------------------------------
    $ 1,330        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA), Variable
                   Rate, 7/1/33(3)(4)                        $  1,307,683
-------------------------------------------------------------------------
                                                             $  1,307,683
-------------------------------------------------------------------------
Insured-Electric Utilities -- 11.2%
-------------------------------------------------------------------------
    $ 4,100        California Pollution Control Financing
                   Authority, (San Diego Gas and Electric),
                   (MBIA), 5.90%, 6/1/14                     $  4,647,473
      5,000        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT),
                   5.35%, 12/1/16                               5,142,900
      4,195        Northern California Power Agency,
                   (MBIA), Variable Rate, 8/1/25(1)             4,604,012
        500        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)            531,465
      2,000        Sacramento Power Authority, (MBIA),
                   6.00%, 7/1/22                                2,165,620
      7,070        Southern California Public Power
                   Authority, (MBIA), 0.00%, 7/1/15             3,708,569

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-------------------------------------------------------------------------
    $ 6,915        Southern California Public Power
                   Authority, (MBIA), 5.00%, 1/1/20          $  6,930,766
-------------------------------------------------------------------------
                                                             $ 27,730,805
-------------------------------------------------------------------------
Insured-General Obligations -- 1.5%
-------------------------------------------------------------------------
    $ 2,500        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(3)(4)     $  2,877,475
      2,285        Merced Unified School District, (FGIC),
                   0.00%, 8/1/19                                  927,961
-------------------------------------------------------------------------
                                                             $  3,805,436
-------------------------------------------------------------------------
Insured-Hospital -- 1.9%
-------------------------------------------------------------------------
    $ 2,550        California Statewide Communities
                   Development Authority, (Children's
                   Hospital Los Angeles), (MBIA),
                   5.25%, 8/15/29                            $  2,614,082
      1,640        California Statewide Communities
                   Development Authority, (Sutter Health),
                   (FSA), Variable Rate, 8/15/27(3)(4)          2,011,788
-------------------------------------------------------------------------
                                                             $  4,625,870
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates
of Participation -- 3.9%
-------------------------------------------------------------------------
    $11,280        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/30                             $  2,405,009
      6,500        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/22                                2,193,685
     13,985        Visalia Unified School District, (MBIA),
                   0.00%, 12/1/17                               4,969,849
-------------------------------------------------------------------------
                                                             $  9,568,543
-------------------------------------------------------------------------
Insured-Solid Waste -- 0.7%
-------------------------------------------------------------------------
    $ 1,500        Inland Empire Solid Waste Finance
                   Authority, (FSA), (AMT), 6.25%, 8/1/11    $  1,744,650
-------------------------------------------------------------------------
                                                             $  1,744,650
-------------------------------------------------------------------------
Insured-Transportation -- 3.2%
-------------------------------------------------------------------------
    $ 3,500        Los Angeles County, Metropolitan
                   Transportation Authority, (FGIC),
                   5.25%, 7/1/30                             $  3,595,200
      2,195        San Francisco City and County Airports,
                   (International Airport), (FSA),
                   4.75%, 5/1/29                                2,114,839
      1,665        San Francisco City and County Airports,
                   (International Airport), (MBIA),
                   6.75%, 5/1/13                                1,792,089
      1,800        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   (MBIA), 0.00%, 1/15/24                         557,658
-------------------------------------------------------------------------
                                                             $  8,059,786
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Water and Sewer -- 3.8%
-------------------------------------------------------------------------
    $ 5,000        East Bay, Municipal Utilities District,
                   Water System, (MBIA), Variable Rate,
                   6/1/08(1)                                 $  5,550,000
      3,000        San Diego County Water Authority,
                   (FGIC), Variable Rate, 4/22/09(1)            3,787,500
-------------------------------------------------------------------------
                                                             $  9,337,500
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 19.7%
-------------------------------------------------------------------------
    $ 6,500        California Public Works, (University of
                   California), 5.00%, 6/1/23                $  6,427,460
      5,000        California Public Works, (University of
                   California), 5.25%, 6/1/20                   5,284,600
      6,500        California Public Works, (University of
                   California), 5.50%, 6/1/14                   7,245,550
      5,115        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/16                                2,475,455
      1,925        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/17                                  872,699
      5,000        Los Angeles County, (Disney Parking),
                   0.00%, 9/1/17                                2,209,350
      5,370        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/18                                2,276,021
      3,100        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/20                                1,158,315
      7,000        Los Angeles County, (Marina Del Ray),
                   6.50%, 7/1/08                                7,400,330
      8,000        Pasadena Parking Facility,
                   6.25%, 1/1/18                                9,313,120
      4,000        Sacramento City Financing Authority,
                   5.40%, 11/1/20                               4,248,560
-------------------------------------------------------------------------
                                                             $ 48,911,460
-------------------------------------------------------------------------
Special Tax Revenue -- 9.8%
-------------------------------------------------------------------------
    $ 2,500        Bonita Canyon Public Financing
                   Authority, 5.375%, 9/1/28                 $  2,413,725
      1,675        Brentwood Infrastructure Financing
                   Authority, 6.00%, 9/1/22                     1,726,021
        495        Brentwood Infrastructure Financing
                   Authority, 6.00%, 9/1/29                       509,949
      1,850        Contra Costa Public Financing Authority,
                   7.10%, 8/1/22                                1,908,571
      1,900        Corona Public Financing Authority,
                   5.80%, 9/1/20                                1,900,551
      1,500        Corona-Norco Unified School District
                   Public Financing Authority,
                   6.125%, 9/1/31                               1,499,910
      1,915        Fairfield Improvement Bond Act 1915,
                   (North Cordelia District),
                   7.375%, 9/2/18                               1,985,683
      3,325        Irvine Improvement Bond Act 1915,
                   (Assessment District North 97-16, Group
                   Two), 5.50%, 9/2/22                          3,274,094
      2,415        Lincoln Public Financing Authority,
                   Improvement Bond Act 1915, (Twelve
                   Bridges), 6.20%, 9/2/25(5)                   2,462,358
      3,300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)       3,513,774
        995        Roseville Special Tax, 6.30%, 9/1/25         1,029,129
      1,000        Santaluz Community Facilities District
                   No. 2, 6.20%, 9/1/30                         1,021,020

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 1,000        Torrance Redevelopment Agency,
                   5.625%, 9/1/28                            $    989,690
-------------------------------------------------------------------------
                                                             $ 24,234,475
-------------------------------------------------------------------------
Water and Sewer -- 2.9%
-------------------------------------------------------------------------
    $ 1,670        California Water Resources, (Central
                   Valley), Variable Rate, 12/1/28(3)(4)     $  1,757,708
      3,000        Metropolitan Water District, (Southern
                   California Waterworks), Variable Rate,
                   7/1/27(3)(4)                                 3,009,630
      2,300        Santa Margarita Water District,
                   6.20%, 9/1/20                                2,394,093
-------------------------------------------------------------------------
                                                             $  7,161,431
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.0%
   (identified cost $214,304,721)                            $243,079,268
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.0%                       $  4,976,300
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $248,055,568
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 31.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 18.3% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.6%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 0.8%
-------------------------------------------------------------------------
     $1,800        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20      $  1,822,752
        415        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           416,971
-------------------------------------------------------------------------
                                                             $  2,239,723
-------------------------------------------------------------------------
Electric Utilities -- 2.3%
-------------------------------------------------------------------------
     $6,275        Jacksonville Electric Power Authority,
                   5.25%, 10/1/39                            $  6,285,228
-------------------------------------------------------------------------
                                                             $  6,285,228
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 7.2%
-------------------------------------------------------------------------
     $9,225        Dade County, (Baptist Hospital of
                   Miami), Escrowed to Maturity,
                   5.75%, 5/1/21                             $ 10,144,640
      3,835        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/23                               1,218,264
      1,675        Florida Mid-Bay Bridge Authority,
                   Escrowed to Maturity, 6.875%, 10/1/22        2,071,506
      5,600        St. Lucie Utility System, Escrowed to
                   Maturity, 6.00%, 10/1/20                     6,352,472
-------------------------------------------------------------------------
                                                             $ 19,786,882
-------------------------------------------------------------------------
General Obligations -- 4.1%
-------------------------------------------------------------------------
     $1,000        Florida, Variable Rate, 7/1/27(1)(2)      $    968,530
      9,750        Florida Board of Education,
                   4.75%, 6/1/22                                9,215,212
      2,300        Puerto Rico, 0.00%, 7/1/18                     988,034
-------------------------------------------------------------------------
                                                             $ 11,171,776
-------------------------------------------------------------------------
Hospital -- 6.2%
-------------------------------------------------------------------------
     $2,500        Cape Canaveral Hospital District,
                   5.25%, 1/1/28                             $  2,406,775
      1,000        Halifax Medical Center, 7.25%, 10/1/24       1,015,130
      4,750        Jacksonville Health Facilities
                   Authority, (St. Luke's Hospital
                   Association), 6.75%, 11/15/13                4,868,037
      2,750        Jacksonville, EDA, (Mayo Clinic),
                   5.50%, 11/15/36                              2,758,442
      3,500        Orange County Health Facilities
                   Authority, (Westminister Community
                   Care), 6.60%, 4/1/24                         3,213,175
      2,500        West Orange Healthcare District,
                   5.80%, 2/1/31                                2,548,275
-------------------------------------------------------------------------
                                                             $ 16,809,834
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Housing -- 6.5%
-------------------------------------------------------------------------
     $1,300        Clay County Housing Finance Authority,
                   Multifamily, (GNMA), 7.40%, 12/1/25       $  1,328,275
      1,170        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.90%, 10/1/21                               1,241,347
      1,360        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.95%, 10/1/27                               1,440,594
        910        Florida Housing Finance Authority,
                   6.35%, 6/1/14                                  946,254
      2,115        Florida Housing Finance Authority,
                   (AMT), 6.35%, 7/1/28                         2,226,334
      4,000        Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   Variable Rate, 6/30/09                       4,131,520
      6,205        Orange County Housing Finance Authority,
                   Single Family, (GNMA), (AMT),
                   6.60%, 4/1/28                                6,498,559
-------------------------------------------------------------------------
                                                             $ 17,812,883
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
     $2,945        Broward County IDR, (Lynxs Cargoport),
                   (AMT), 6.75%, 6/1/19                      $  2,722,122
-------------------------------------------------------------------------
                                                             $  2,722,122
-------------------------------------------------------------------------
Insured-Electric Utilities -- 7.5%
-------------------------------------------------------------------------
     $5,000        Florida Municipal Power Agency Stanton
                   II, (AMBAC), Variable Rate,
                   10/1/20(1)(2)                             $  5,614,650
      1,540        Manatee County Public Utility, (FGIC),
                   0.00%, 10/1/12                                 942,033
      2,200        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(1)     2,296,250
      2,200        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)     2,425,500
      7,750        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                               7,803,010
      1,360        Tallahassee, Consolidated Utility
                   System, (FGIC), 5.50%, 10/1/19               1,474,770
-------------------------------------------------------------------------
                                                             $ 20,556,213
-------------------------------------------------------------------------
Insured-Hospital -- 8.1%
-------------------------------------------------------------------------
     $8,000        Charlotte County Health Care,
                   (Bon-Secours Health System), (FSA),
                   Variable Rate, 8/26/27(1)                 $  8,660,000
      3,300        Miami-Dade County, Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                     3,290,595
      9,500        Sarasota County Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.50%, 7/1/28                               10,232,545
-------------------------------------------------------------------------
                                                             $ 22,183,140
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Housing -- 4.7%
-------------------------------------------------------------------------
     $3,000        Florida HFA, (Brittany of Rosemont),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $  3,183,570
      6,530        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26               6,929,571
      2,665        Lee County Housing Finance, SCA
                   Multifamily, (FSA), (AMT),
                   7.05%, 1/1/30                                2,840,011
-------------------------------------------------------------------------
                                                             $ 12,953,152
-------------------------------------------------------------------------
Insured-Miscellaneous -- 0.4%
-------------------------------------------------------------------------
     $1,110        Escambia County, (MBIA), 7.20%, 1/1/15    $  1,125,296
-------------------------------------------------------------------------
                                                             $  1,125,296
-------------------------------------------------------------------------
Insured-Pooled Loans -- 0.3%
-------------------------------------------------------------------------
     $  676        Osceola County IDA, Community Provider
                   Pooled Loan Program, (FSA),
                   7.75%, 7/1/10                             $    698,105
-------------------------------------------------------------------------
                                                             $    698,105
-------------------------------------------------------------------------
Insured-Senior Living / Life Care -- 0.2%
-------------------------------------------------------------------------
     $  470        Alachua County Health Facility, (Mental
                   Health Services), (FSA), 7.75%, 7/1/10    $    476,759
-------------------------------------------------------------------------
                                                             $    476,759
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 8.3%
-------------------------------------------------------------------------
     $2,115        Dade County, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/35(2)(3)     $  1,992,922
      1,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/11                                 630,320
      2,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/12                               1,189,680
      1,185        Opa-Locka Sales Tax, (FGIC),
                   7.00%, 1/1/14                                1,311,357
      1,250        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(1)(2)         1,249,637
      2,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/10                               1,366,280
      1,760        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/12                               1,076,610
      2,840        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/14                               1,537,178
      4,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/15                               2,034,400
      4,140        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/16                               1,977,223
      2,525        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/17                               1,128,448
      2,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/18                                 842,940
      6,800        Tampa Utility Tax, (AMBAC),
                   0.00%, 4/1/19                                2,756,244
      5,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/19                               1,975,050
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $4,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/20                            $  1,489,520
-------------------------------------------------------------------------
                                                             $ 22,557,809
-------------------------------------------------------------------------
Insured-Transportation -- 16.3%
-------------------------------------------------------------------------
     $3,475        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.00%, 10/1/24                     $  3,721,690
      4,000        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.55%, 10/1/13                        4,217,560
     13,750        Florida Turnpike Authority, (FGIC),
                   4.50%, 7/1/27                               12,337,462
      6,250        Florida Turnpike Authority, (FSA) ,
                   4.50%, 7/1/28                                5,579,813
      7,650        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), 6.375%, 10/1/21(4)            8,011,539
      2,900        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), Variable Rate,
                   10/1/18(2)(3)                                3,002,660
      2,000        Orlando and Orange County Expressway
                   Authority, (FGIC), 8.25%, 7/1/14             2,732,400
      5,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              4,762,100
-------------------------------------------------------------------------
                                                             $ 44,365,224
-------------------------------------------------------------------------
Insured-Water and Sewer -- 4.7%
-------------------------------------------------------------------------
     $1,500        Cocoa Water and Sewer, (FGIC),
                   4.50%, 10/1/26                            $  1,347,225
      5,000        Fort Myers Utility, (FGIC), Variable
                   Rate, 10/1/29(1)                             5,444,450
      2,000        Miami Beach, Storm Water, (FGIC),
                   5.375%, 9/1/30                               2,057,240
      1,000        Tampa Bay Water Utility System, (FGIC),
                   4.75%, 10/1/27                                 940,980
      3,375        Tampa Bay Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(1)(2)                 2,976,615
-------------------------------------------------------------------------
                                                             $ 12,766,510
-------------------------------------------------------------------------
Nursing Home -- 5.1%
-------------------------------------------------------------------------
     $  345        Charlotte County IDA, (Beverly
                   Enterprises), 10.00%, 6/1/11              $    356,899
      5,075        Dade County IDA, (Gramercy Park Nursing
                   Care), (FHA), 6.60%, 8/1/23                  5,224,814
      3,750        Jacksonville Health Facilities
                   Authority, (Cypress Village),
                   7.00%, 12/1/22                               3,832,650
        500        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/21                                454,680
      2,775        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/29                              2,467,308
        535        Orange County IDA, (Beverly
                   Enterprises), 9.25%, 8/1/10                    551,847

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
     $1,000        Winter Garden, (Beverly Enterprises),
                   8.75%, 7/1/12                             $  1,041,220
-------------------------------------------------------------------------
                                                             $ 13,929,418
-------------------------------------------------------------------------
Pooled Loans -- 1.9%
-------------------------------------------------------------------------
     $5,000        Osceola County IDA, Community Pooled
                   Loan-93, 7.75%, 7/1/17                    $  5,126,200
-------------------------------------------------------------------------
                                                             $  5,126,200
-------------------------------------------------------------------------
Senior Living / Life Care -- 5.7%
-------------------------------------------------------------------------
     $6,895        Atlantic Beach, (Fleet Landing),
                   8.00%, 10/1/24                            $  8,131,549
      3,955        North Miami Health Facilities Authority,
                   (Imperial Club), 6.75%, 1/1/33               3,409,566
      2,855        Okaloosa County, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                               2,500,495
      1,750        Plantation Health Facilities Authority,
                   (Covenant Village of Florida),
                   5.125%, 12/1/22                              1,646,488
-------------------------------------------------------------------------
                                                             $ 15,688,098
-------------------------------------------------------------------------
Special Tax Revenue -- 3.7%
-------------------------------------------------------------------------
     $1,690        Fleming Island Plantation Community
                   Development District, 6.30%, 2/1/05       $  1,716,449
      1,185        Lexington Oaks Community Development
                   District, 7.20%, 5/1/30                      1,243,018
      1,505        Longleaf Community Development District,
                   6.20%, 5/1/09                                1,439,578
      1,715        Longleaf Community Development District,
                   6.65%, 5/1/20                                1,599,941
      3,415        University Square Community Development
                   District, 6.75%, 5/1/20                      3,530,325
        685        Vista Lakes Community Development
                   District, 7.20%, 5/1/32                        714,345
-------------------------------------------------------------------------
                                                             $ 10,243,656
-------------------------------------------------------------------------
Transportation -- 4.2%
-------------------------------------------------------------------------
     $3,000        Florida Mid-Bay Bridge Authority,
                   6.125%, 10/1/22                           $  3,103,890
      8,000        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                     8,386,000
-------------------------------------------------------------------------
                                                             $ 11,489,890
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 0.4%
-------------------------------------------------------------------------
     $1,015        Northern Palm Beach County, (Water
                   Control and Improvements), 6.00%, 8/1/25  $  1,025,647
-------------------------------------------------------------------------
                                                             $  1,025,647
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.6%
   (identified cost $252,836,313)                            $272,013,565
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.4%                       $    957,950
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $272,971,515
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 50.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 10.2% to 16.3% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.6%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 0.8%
-------------------------------------------------------------------------
    $ 1,500        Massachusetts IFA, (Briscoe House),
                   (FHA), 7.125%, 2/1/36                     $  1,657,605
-------------------------------------------------------------------------
                                                             $  1,657,605
-------------------------------------------------------------------------
Cogeneration -- 1.3%
-------------------------------------------------------------------------
    $ 1,000        Massachusetts Development Finance
                   Agency, Resource Recovery, (Ogden
                   Haverhill), 5.50%, 12/1/19                $    926,270
      1,750        Massachusetts IFA, Resource Recovery,
                   (Ogden Haverhill), (AMT),
                   5.60%, 12/1/19                               1,669,290
-------------------------------------------------------------------------
                                                             $  2,595,560
-------------------------------------------------------------------------
Education -- 5.7%
-------------------------------------------------------------------------
    $ 2,750        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                            $  2,737,817
      1,000        Massachusetts Development Finance
                   Agency, (Wheeler School),
                   6.50%, 12/1/29                               1,044,460
      2,000        Massachusetts IFA, (Belmont Hill
                   School), 5.25%, 9/1/28                       1,955,360
      1,250        Massachusetts IFA, (Dana Hall),
                   5.90%, 7/1/27                                1,252,100
      2,000        Massachusetts IFA, (St. Johns High
                   School, Inc.), 5.35%, 6/1/28                 1,912,100
      2,000        New England Educational Loan Marketing
                   Corp., (AMT), 6.90%, 11/1/09                 2,258,180
-------------------------------------------------------------------------
                                                             $ 11,160,017
-------------------------------------------------------------------------
Electric Utilities -- 8.0%
-------------------------------------------------------------------------
    $ 2,500        Massachusetts Municipal Wholesale
                   Electric Co., 6.625%, 7/1/18              $  2,601,100
      3,500        Massachusetts Municipal Wholesale
                   Electric Co., 6.75%, 7/1/11                  3,669,995
      3,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                1,375,530
     13,230        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                6,066,087
      2,000        Puerto Rico Electric Power Authority,
                   RITES, Variable Rate, 7/1/29(1)(2)           2,125,860
-------------------------------------------------------------------------
                                                             $ 15,838,572
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.2%
-------------------------------------------------------------------------
    $   100        Massachusetts Turnpike Authority,
                   (MBIA), Escrowed to Maturity,
                   5.00%, 1/1/20                             $    101,857
     29,870        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 0.00%, 1/1/28          7,381,474
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
    $20,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20(3)    $ 20,447,000
-------------------------------------------------------------------------
                                                             $ 27,930,331
-------------------------------------------------------------------------
General Obligations -- 0.9%
-------------------------------------------------------------------------
    $ 1,700        Nantucket, 6.80%, 12/1/11                 $  1,747,396
-------------------------------------------------------------------------
                                                             $  1,747,396
-------------------------------------------------------------------------
Hospital -- 21.2%
-------------------------------------------------------------------------
    $ 1,600        Massachusetts HEFA, (Cape Cod
                   Healthcare), 5.45%, 11/15/23              $  1,447,536
      2,000        Massachusetts HEFA, (Daughters of
                   Charity Health System), 6.10%, 7/1/14        2,187,100
      3,610        Massachusetts HEFA, (Jordan Hospital),
                   5.25%, 10/1/23                               3,181,457
      1,465        Massachusetts HEFA, (Jordan Hospital),
                   5.375%, 10/1/28                              1,290,167
      1,020        Massachusetts HEFA, (Jordan Hospital),
                   6.875%, 10/1/15                              1,043,664
        800        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.25%, 7/15/18                                 684,016
      1,720        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.375%, 7/15/28                              1,410,366
      3,300        Massachusetts HEFA, (New England Health
                   Systems), 6.125%, 8/1/13                     3,052,269
      5,100        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                       4,958,016
      2,255        Massachusetts HEFA, (Sisters of
                   Providence Health System),
                   6.50%, 11/15/08                              2,509,409
      8,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/08                        6,019,840
      9,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/09                        6,422,220
     11,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/10                        7,454,040
-------------------------------------------------------------------------
                                                             $ 41,660,100
-------------------------------------------------------------------------
Industrial Development Revenue -- 2.7%
-------------------------------------------------------------------------
    $ 2,075        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.60%, 12/1/15         $  2,161,009
      3,000        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.90%, 12/1/29            3,149,880
-------------------------------------------------------------------------
                                                             $  5,310,889
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Education -- 10.2%
-------------------------------------------------------------------------
    $ 1,150        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(2)(4)                             $  1,145,055
        475        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), 7.20%, 7/1/09                  476,871
        400        Massachusetts HEFA, (Boston University),
                   RIBS, (MBIA), Variable Rate, 10/1/31(4)        416,000
      3,650        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 4.75%, 10/1/28          3,416,071
      2,500        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 5.00%, 10/1/26          2,459,675
      1,000        Massachusetts HEFA, (Northeastern
                   University), (MBIA), 5.00%, 10/1/28            983,260
      2,000        Massachusetts HEFA, (UMass Worcester
                   Campus), (FGIC), 5.25%, 10/1/31              2,019,380
      1,000        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.00%, 9/1/23                  988,800
      3,080        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.625%, 3/1/26               3,190,541
      5,300        Massachusetts IFA, (Tufts University),
                   (MBIA), 4.75%, 2/15/28                       4,965,941
-------------------------------------------------------------------------
                                                             $ 20,061,594
-------------------------------------------------------------------------
Insured-General Obligations -- 2.0%
-------------------------------------------------------------------------
    $ 2,600        Ipswich, (FGIC), 5.00%, 11/15/19          $  2,613,182
      1,290        Puerto Rico, (AMBAC), 4.50%, 7/1/23          1,212,290
-------------------------------------------------------------------------
                                                             $  3,825,472
-------------------------------------------------------------------------
Insured-Hospital -- 8.3%
-------------------------------------------------------------------------
    $ 3,750        Massachusetts HEFA, (Beth Israel
                   Hospital), (AMBAC), (AMT), Variable
                   Rate, 7/1/25(4)                           $  4,003,125
      1,000        Massachusetts HEFA, (Caregroup), (MBIA),
                   4.75%, 7/1/20                                  948,140
        750        Massachusetts HEFA, (Harvard Pilgrim
                   Health), (FSA), 5.00%, 7/1/05                  798,368
      1,165        Massachusetts HEFA, (St. Elizabeth
                   Hospital), (FSA), Variable Rate,
                   8/15/21(4)                                   1,214,513
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/13(4)                                   2,856,750
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/23(4)                                   2,765,750
      3,000        Massachusetts HEFA, (The Medical Center
                   of Central Massachusetts), (AMBAC),
                   Variable Rate, 6/23/22(4)                    3,783,750
-------------------------------------------------------------------------
                                                             $ 16,370,396
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Transportation -- 4.6%
-------------------------------------------------------------------------
    $10,750        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   0.00%, 1/1/22                             $  3,688,863
      1,500        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   5.25%, 3/1/13                                1,538,880
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38                952,420
      3,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38             2,857,260
-------------------------------------------------------------------------
                                                             $  9,037,423
-------------------------------------------------------------------------
Nursing Home -- 2.8%
-------------------------------------------------------------------------
    $ 2,400        Massachusetts HEFA, (Christopher House),
                   6.875%, 1/1/29                            $  2,192,976
      3,225        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               3,331,554
-------------------------------------------------------------------------
                                                             $  5,524,530
-------------------------------------------------------------------------
Senior Living / Life Care -- 0.8%
-------------------------------------------------------------------------
    $ 1,885        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                             $  1,646,434
-------------------------------------------------------------------------
                                                             $  1,646,434
-------------------------------------------------------------------------
Solid Waste -- 0.3%
-------------------------------------------------------------------------
    $   660        Pittsfield, Solid Waste Disposal, (Vicon
                   Recovery Associates), 7.95%, 11/1/04      $    660,766
-------------------------------------------------------------------------
                                                             $    660,766
-------------------------------------------------------------------------
Special Tax Revenue -- 1.5%
-------------------------------------------------------------------------
    $ 1,250        Massachusetts Bay Transportation
                   Authority, Sales Tax, 5.50%, 7/1/30       $  1,290,650
      1,485        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(1)(2)      1,713,527
-------------------------------------------------------------------------
                                                             $  3,004,177
-------------------------------------------------------------------------
Transportation -- 2.7%
-------------------------------------------------------------------------
    $ 3,500        Massachusetts Bay Transportation
                   Authority, Variable Rate, 3/1/27(2)(4)    $  3,326,610
      2,000        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                     1,970,000
-------------------------------------------------------------------------
                                                             $  5,296,610
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 8.6%
-------------------------------------------------------------------------
    $12,185        Boston IDA, (Harbor Electric Energy
                   Co.), (AMT), 7.375%, 5/15/15              $ 12,466,352
      4,165        Massachusetts Water Resources Authority,
                   5.25%, 12/1/15                               4,487,204
-------------------------------------------------------------------------
                                                             $ 16,953,556
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.6%
   (identified cost $178,177,044)                            $190,281,428
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.4%                       $  6,715,119
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $196,996,547
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 25.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.5% to 16.6% of total investments.
 (1)  Security has been issued as a leveraged inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 6.0%
------------------------------------------------------------------------
     $  500        Mississippi State University Educational
                   Building Corp., 6.15%, 6/15/15            $   521,510
        470        University of Mississippi Educational
                   Building Corp., 6.20%, 6/1/16                 506,458
------------------------------------------------------------------------
                                                             $ 1,027,968
------------------------------------------------------------------------
Electric Utilities -- 1.8%
------------------------------------------------------------------------
     $  300        Warren County, (Mississippi Power &
                   Light), 7.00%, 4/1/22                     $   312,114
------------------------------------------------------------------------
                                                             $   312,114
------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.8%
------------------------------------------------------------------------
     $  500        Mississippi Educational Facilities
                   Authority, (Milsaps College), (MBIA),
                   Prerefunded to 11/1/04, 6.50%, 11/1/19    $   565,105
      2,500        Mississippi Housing Finance Corp.,
                   Single Family, Escrowed to Maturity,
                   (AMT), 0.00%, 6/1/15                        1,279,275
------------------------------------------------------------------------
                                                             $ 1,844,380
------------------------------------------------------------------------
Hospital -- 5.5%
------------------------------------------------------------------------
     $  300        Corinth and Alcorn County, (Magnolia
                   Health Center), 5.50%, 10/1/21            $   277,890
        500        Jones County, (South Central Regional
                   Medical Center), 5.50%, 12/1/17               476,785
        200        Mississippi Hospital Equipment and
                   Facilities Authority, (Rush Medical
                   Foundation), 6.00%, 1/1/22                    176,528
------------------------------------------------------------------------
                                                             $   931,203
------------------------------------------------------------------------
Housing -- 13.2%
------------------------------------------------------------------------
     $  500        Hinds County, (Woodridge Apartments),
                   (FHA), 6.25%, 11/1/27                     $   519,385
        500        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 6.625%, 4/1/27                 520,405
        450        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 7.55%, 12/1/27                 497,623
        230        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 8.10%, 12/1/24                 249,870
        425        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 8.125%, 12/1/24                459,752
------------------------------------------------------------------------
                                                             $ 2,247,035
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Industrial Development Revenue -- 10.5%
------------------------------------------------------------------------
     $  300        Grenada County, (Georgia-Pacific),
                   5.45%, 9/1/14                             $   294,534
        500        Lowndes County, (Weyerhaeuser),
                   6.80%, 4/1/22                                 569,965
        350        Mississippi Business Finance Corp.,
                   (E.I. DuPont deNemours), (AMT),
                   7.15%, 5/1/16(1)                              361,648
        250        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                 247,342
        300        Warren County, (International Paper),
                   (AMT), 6.70%, 8/1/18                          318,264
------------------------------------------------------------------------
                                                             $ 1,791,753
------------------------------------------------------------------------
Insured-Education -- 6.0%
------------------------------------------------------------------------
     $  500        Mississippi State University Educational
                   Building Corp., (MBIA), 5.25%, 8/1/17     $   529,585
        500        Southern Mississippi University
                   Educational Building Corp., (AMBAC),
                   5.00%, 3/1/21                                 492,350
------------------------------------------------------------------------
                                                             $ 1,021,935
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.4%
------------------------------------------------------------------------
     $  250        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $   255,245
        300        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      330,750
------------------------------------------------------------------------
                                                             $   585,995
------------------------------------------------------------------------
Insured-General Obligations -- 6.4%
------------------------------------------------------------------------
     $  500        Hinds County, (MBIA), 6.25%, 3/1/11       $   583,960
        500        Mississippi Development Bank, (Meridian
                   Community College), (AMBAC),
                   5.00%, 7/1/24                                 496,935
------------------------------------------------------------------------
                                                             $ 1,080,895
------------------------------------------------------------------------
Insured-Hospital -- 13.3%
------------------------------------------------------------------------
     $  750        Gulfport, (Gulfport Memorial Hospital),
                   (MBIA), 6.20%, 7/1/18                     $   810,495
        600        Hinds County, (Mississippi Methodist
                   Hospital), (AMBAC), 5.60%, 5/1/12             658,278
        250        Mississippi Hospital Equipment and
                   Facilities Authority, (Forrest County
                   General Hospital), (FSA), 5.50%, 1/1/27       256,582
        500        Mississippi Hospital Equipment and
                   Facilities Authority, (Mississippi
                   Baptist Medical Center), (MBIA),
                   6.00%, 5/1/13                                 544,000
------------------------------------------------------------------------
                                                             $ 2,269,355
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
------------------------------------------------------------------------
     $  180        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $   179,933
------------------------------------------------------------------------
                                                             $   179,933
------------------------------------------------------------------------
Insured-Transportation -- 3.0%
------------------------------------------------------------------------
     $  350        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28         $   349,871
        175        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              166,674
------------------------------------------------------------------------
                                                             $   516,545
------------------------------------------------------------------------
Insured-Water and Sewer -- 7.0%
------------------------------------------------------------------------
     $  600        Harrison County, Wastewater Management
                   and Solid Waste, (FGIC), 4.75%, 2/1/27    $   568,236
        435        Mississippi Development Bank, (Combined
                   Water and Sewer System), (AMBAC),
                   5.00%, 7/1/23                                 423,433
        200        Mississippi Development Bank,
                   (Diberville Combined Water and Sewer
                   System), (AMBAC), 5.00%, 7/1/23               196,214
------------------------------------------------------------------------
                                                             $ 1,187,883
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 4.6%
------------------------------------------------------------------------
     $  750        Mississippi Development Bank, (Golden
                   Triangle Solid Waste), 6.00%, 7/1/15      $   776,513
------------------------------------------------------------------------
                                                             $   776,513
------------------------------------------------------------------------
Nursing Home -- 1.8%
------------------------------------------------------------------------
     $  295        Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25      $   310,836
------------------------------------------------------------------------
                                                             $   310,836
------------------------------------------------------------------------
Senior Living / Life Care -- 1.1%
------------------------------------------------------------------------
     $  185        Ridgeland, Urban Renewal, (The Orchard),
                   7.75%, 12/1/15                            $   192,777
------------------------------------------------------------------------
                                                             $   192,777
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Special Tax Revenue -- 1.4%
------------------------------------------------------------------------
     $  220        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)    $   234,252
------------------------------------------------------------------------
                                                             $   234,252
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.9%
   (identified cost $15,463,581)                             $16,511,372
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.1%                       $   519,706
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $17,031,078
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 44.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.4% to 19.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 1.1%
-------------------------------------------------------------------------
    $ 3,650        Glen Cove IDA, (Regency at Glen Cove),
                   9.50%, 7/1/12                             $  3,781,473
-------------------------------------------------------------------------
                                                             $  3,781,473
-------------------------------------------------------------------------
Cogeneration -- 1.9%
-------------------------------------------------------------------------
    $ 1,500        Port Authority of New York and New
                   Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  1,549,755
      4,250        Suffolk County IDA, (Nissequogue
                   Cogeneration Partners Facility), (AMT),
                   5.50%, 1/1/23                                3,856,535
        125        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 2/1/15                113,640
        340        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                354,185
        345        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                359,393
        300        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                312,516
-------------------------------------------------------------------------
                                                             $  6,546,024
-------------------------------------------------------------------------
Education -- 26.4%
-------------------------------------------------------------------------
    $ 5,405        Monroe County IDA, (Wilmur Assoc.),
                   7.25%, 12/1/16                            $  5,494,561
      3,500        New York City IDA, (Polytechnic
                   University), 6.125%, 11/1/30                 3,682,455
      8,000        New York Dormitory Authority, (City
                   University), 5.625%, 7/1/16                  8,875,440
      8,500        New York Dormitory Authority, (City
                   University), 6.00%, 7/1/20                   9,700,030
      5,100        New York Dormitory Authority, (City
                   University), 7.00%, 7/1/09                   5,815,938
      4,325        New York Dormitory Authority, (City
                   University), 7.50%, 7/1/10                   5,125,687
      1,750        New York Dormitory Authority,
                   (Rockefeller University), 4.75%, 7/1/37      1,640,608
      9,985        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/15                              10,778,308
     18,775        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/19(1)                           19,759,937
     14,680        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/21                              15,275,127
      2,000        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.50%, 5/15/19                               2,163,920
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Education (continued)
-------------------------------------------------------------------------
      1,000        Tompkins County IDA, (Cornell
                   University), 5.75%, 7/1/30                $  1,069,150
-------------------------------------------------------------------------
                                                             $ 89,381,161
-------------------------------------------------------------------------
Electric Utilities -- 4.1%
-------------------------------------------------------------------------
    $ 7,200        Long Island Power Authority, Electric
                   System Revenue, 5.50%, 12/1/23            $  7,366,392
      6,330        Long Island Power Authority, Electric
                   System Revenue, 5.50%, 12/1/29               6,413,113
-------------------------------------------------------------------------
                                                             $ 13,779,505
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.8%
-------------------------------------------------------------------------
    $ 3,000        New York Energy Research and Development
                   Authority, (LILCO), (AMT), Prerefunded
                   to 1/21/03, Variable Rate, 8/1/22(2)      $  3,459,660
      2,450        New York Energy Research and Development
                   Authority, (LILCO), (AMT), Prerefunded
                   to 1/21/03, Variable Rate, 8/1/22(2)         2,772,518
-------------------------------------------------------------------------
                                                             $  6,232,178
-------------------------------------------------------------------------
Gas Utilities -- 0.9%
-------------------------------------------------------------------------
    $ 2,500        New York Energy Research and Development
                   Authority, (Brooklyn Union Gas), (AMT),
                   Variable Rate, 7/1/26(2)                  $  3,071,875
-------------------------------------------------------------------------
                                                             $  3,071,875
-------------------------------------------------------------------------
General Obligations -- 4.3%
-------------------------------------------------------------------------
    $ 3,500        New York, 6.00%, 5/15/30                  $  3,774,470
      5,000        New York City, 5.00%, 3/15/21                4,851,600
      5,200        New York City, 5.875%, 2/15/19               5,453,136
      1,125        Puerto Rico, 0.00%, 7/1/17                     513,765
-------------------------------------------------------------------------
                                                             $ 14,592,971
-------------------------------------------------------------------------
Hospital -- 6.5%
-------------------------------------------------------------------------
    $ 1,250        Chautauqua County IDA, (Womans Christian
                   Association), 6.35%, 11/15/17             $  1,152,800
      3,250        Chautauqua County IDA, (Womans Christian
                   Association), 6.40%, 11/15/29                2,782,845
      2,750        Fulton County IDA, (Nathan Littauer
                   Hospital), 6.00%, 11/1/18                    2,399,018
      4,500        New York Dormitory Authority, (Lenox
                   Hill Hospital), 5.50%, 7/1/30                4,578,210

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 5,050        New York Dormitory Authority, (Mental
                   Health Facilities), 5.375%, 2/15/26       $  5,103,682
      2,600        New York MCFFA, Hospital and Nursing
                   Insured Mortgage, (FHA), 7.25%, 2/15/31      2,696,746
      2,750        Oneida County Industrial Development
                   Agency, (Elizabeth Medical Center),
                   5.875%, 12/1/29                              2,312,585
      1,000        Oneida County Industrial Development
                   Agency, (Elizabeth Medical Center),
                   6.00%, 12/1/29                                 854,870
-------------------------------------------------------------------------
                                                             $ 21,880,756
-------------------------------------------------------------------------
Housing -- 1.8%
-------------------------------------------------------------------------
    $ 4,171        New York City HDC, Allerville,
                   6.50%, 11/15/18                           $  4,175,116
      1,824        New York City HDC, Dayton,
                   6.50%, 11/15/18                              1,918,123
-------------------------------------------------------------------------
                                                             $  6,093,239
-------------------------------------------------------------------------
Industrial Development Revenue -- 0.5%
-------------------------------------------------------------------------
    $ 1,600        Port Authority of New York and New
                   Jersey, (Continental Airlines), (AMT),
                   9.125%, 12/1/15                           $  1,599,920
-------------------------------------------------------------------------
                                                             $  1,599,920
-------------------------------------------------------------------------
Insured-Education -- 4.1%
-------------------------------------------------------------------------
    $12,500        New York Dormitory Authority, (New York
                   University), (MBIA), 5.75%, 7/1/27        $ 13,955,625
-------------------------------------------------------------------------
                                                             $ 13,955,625
-------------------------------------------------------------------------
Insured-Electric Utilities -- 0.5%
-------------------------------------------------------------------------
    $ 1,500        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)       $  1,594,395
-------------------------------------------------------------------------
                                                             $  1,594,395
-------------------------------------------------------------------------
Insured-General Obligations -- 1.4%
-------------------------------------------------------------------------
    $   700        Bethlehem Central School District,
                   (AMBAC), 7.10%, 11/1/08                   $    843,066
        700        Bethlehem Central School District,
                   (AMBAC), 7.10%, 11/1/09                        852,173
        700        Jamestown, (AMBAC), 7.10%, 3/15/11             867,629
        675        Jamestown, (AMBAC), 7.10%, 3/15/12             843,203
        675        Jamestown, (AMBAC), 7.10%, 3/15/13             846,801
        515        Jamestown, (AMBAC), 7.10%, 3/15/14             649,631
-------------------------------------------------------------------------
                                                             $  4,902,503
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Hospital -- 1.8%
-------------------------------------------------------------------------
    $ 6,000        New York Dormitory Authority, (Mental
                   Health Facilities), (FSA),
                   5.25%, 8/15/30                            $  6,048,360
-------------------------------------------------------------------------
                                                             $  6,048,360
-------------------------------------------------------------------------
Insured-Solid Waste -- 1.5%
-------------------------------------------------------------------------
    $ 4,495        Islip Resource Recovery Agency, (MBIA),
                   6.50%, 7/1/09                             $  5,111,354
-------------------------------------------------------------------------
                                                             $  5,111,354
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.9%
-------------------------------------------------------------------------
    $ 5,045        New York City Trust Cultural Resources,
                   (AMBAC), Variable Rate, 7/1/29(2)(4)      $  5,667,452
      2,950        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)(4)                                 2,944,749
      1,225        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                    1,221,729
-------------------------------------------------------------------------
                                                             $  9,833,930
-------------------------------------------------------------------------
Insured-Transportation -- 6.3%
-------------------------------------------------------------------------
    $10,700        Metropolitan Transportation Authority of
                   New York, (FGIC), 4.75%, 4/1/28           $ 10,045,053
      5,470        Metropolitan Transportation Authority of
                   New York, (FGIC), 5.00%, 4/1/23              5,483,128
      1,750        Niagara Frontier Airport Authority,
                   (Buffalo Niagara International Airport),
                   (MBIA), (AMT), Variable Rate,
                   4/1/29(2)(4)                                 1,848,560
      4,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              3,809,680
-------------------------------------------------------------------------
                                                             $ 21,186,421
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.2%
-------------------------------------------------------------------------
    $ 4,500        New York City Municipal Water Finance
                   Authority, (Water and Sewer System),
                   (FGIC), 4.75%, 6/15/31                    $  4,185,315
-------------------------------------------------------------------------
                                                             $  4,185,315
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 10.8%
-------------------------------------------------------------------------
    $ 5,000        New York Housing Finance Agency, New
                   York City Health Facilities, Variable
                   Rate, 5/1/06(2)(4)                        $  5,982,650
     27,940        New York Urban Development Corp.,
                   5.70%, 4/1/20                               30,621,402
-------------------------------------------------------------------------
                                                             $ 36,604,052
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 0.1%
-------------------------------------------------------------------------
    $   380        New York City IDA, (A Very Special
                   Place), 5.75%, 1/1/29                     $    297,764
-------------------------------------------------------------------------
                                                             $    297,764
-------------------------------------------------------------------------
Special Tax Revenue -- 10.9%
-------------------------------------------------------------------------
    $ 5,700        New York City Transitional Finance
                   Authority, 4.75%, 11/1/23                 $  5,390,205
      4,000        New York City Transitional Finance
                   Authority, 4.75%, 11/15/23                   3,776,800
      3,595        New York City Transitional Finance
                   Authority, 5.50%, 5/1/25                     3,723,521
     19,830        New York State Local Government
                   Assistance Corp., 5.00%, 4/1/21             20,015,014
      3,500        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(3)(4)      4,044,600
-------------------------------------------------------------------------
                                                             $ 36,950,140
-------------------------------------------------------------------------
Transportation -- 6.0%
-------------------------------------------------------------------------
    $ 3,165        Monroe County Airport Authority, (AMT),
                   Variable Rate, 1/1/19(2)(4)               $  3,869,719
     12,080        Triborough Bridge and Tunnel Authority,
                   5.50%, 1/1/17                               13,157,657
      3,000        Triborough Bridge and Tunnel Authority,
                   6.125%, 1/1/21                               3,460,620
-------------------------------------------------------------------------
                                                             $ 20,487,996
-------------------------------------------------------------------------
Water and Sewer -- 2.1%
-------------------------------------------------------------------------
    $ 6,500        New York City Municipal Water Finance
                   Authority, 5.75%, 6/15/29                 $  6,973,980
-------------------------------------------------------------------------
                                                             $  6,973,980
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.9%
   (identified cost $302,592,276)                            $335,090,937
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%                       $  3,759,527
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $338,850,464
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 19.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 6.7% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 3.4%
-------------------------------------------------------------------------
     $  550        Ohio Higher Educational Facilities
                   Authority, (Case Western University),
                   6.50%, 10/1/20                            $    664,559
      5,875        Ohio Higher Educational Facilities
                   Authority, (Oberlin College), Variable
                   Rate, 10/1/29(1)(2)                          5,640,764
-------------------------------------------------------------------------
                                                             $  6,305,323
-------------------------------------------------------------------------
Electric Utilities -- 5.8%
-------------------------------------------------------------------------
     $2,000        Clyde, Electric System Revenue, (AMT),
                   6.00%, 11/15/14                           $  2,049,960
      4,750        Ohio Water Development Authority,
                   Pollution Control Facilities, (Cleveland
                   Electric), (AMT), 6.10%, 8/1/20              4,853,312
      3,900        Puerto Rico Electric Power Authority,
                   4.75%, 7/1/24                                3,694,509
-------------------------------------------------------------------------
                                                             $ 10,597,781
-------------------------------------------------------------------------
General Obligations -- 4.0%
-------------------------------------------------------------------------
     $1,000        Tuscarawas County Public Library
                   Improvement, 6.90%, 12/1/11               $  1,023,650
      5,655        Youngstown, 7.35%, 7/1/05                    6,357,803
-------------------------------------------------------------------------
                                                             $  7,381,453
-------------------------------------------------------------------------
Hospital -- 14.6%
-------------------------------------------------------------------------
     $1,000        Butler County, (Hamilton-Hughe
                   Hospital), 7.50%, 1/1/10                  $  1,032,790
      2,100        Cuyahoga County Health Care Facilities,
                   (Benjamin Rose Institute),
                   5.50%, 12/1/28                               1,833,510
      2,100        Cuyahoga County, (Fairview General
                   Hospital), 6.25%, 8/15/10                    2,228,583
      1,000        East Liverpool, (City Hospital),
                   8.00%, 10/1/21                               1,021,260
      4,000        Erie County, (Firelands Community
                   Hospital), 6.75%, 1/1/08                     4,119,800
      2,000        Hamilton County, (Bethesda Hospital,
                   Inc.), 6.25%, 1/1/12                         2,069,380
      1,000        Hamilton County, (Wesley Hospital),
                   6.50%, 3/1/15                                1,073,840
      2,180        Highland County, (Township Hospital),
                   6.75%, 12/1/29                               2,020,162
      3,800        Miami, (Upper Valley Medical Center),
                   6.375%, 5/15/26                              3,825,118
      1,000        Parma, (Parma Community General Hospital
                   Association), 5.35%, 11/1/18                   977,720
      4,250        Parma, (Parma Community General Hospital
                   Association), 5.375%, 11/1/29                4,051,695
      2,500        Richland County Hospital Facilities,
                   (Medcentral Health Systems),
                   6.375%, 11/15/30                             2,558,175
-------------------------------------------------------------------------
                                                             $ 26,812,033
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Housing -- 7.1%
-------------------------------------------------------------------------
     $2,945        Cuyahoga County, (Rolling Hills Apts.),
                   (AMT), 8.00%, 1/1/28                      $  2,207,189
      2,500        Franklin County, (Tuttle Park), (FHA),
                   (AMT), 6.50%, 3/1/26                         2,651,400
      5,985        Franklin County, (Tuttle Park), (FHA),
                   (AMT), 6.60%, 3/1/36                         6,349,546
      2,905        Lucas County, (Country Creek), (AMT),
                   8.00%, 7/1/26                                1,742,128
-------------------------------------------------------------------------
                                                             $ 12,950,263
-------------------------------------------------------------------------
Industrial Development Revenue -- 14.8%
-------------------------------------------------------------------------
     $2,000        Cleveland Airport, (Continental
                   Airlines), (AMT), 5.375%, 9/15/27         $  1,316,380
      4,500        Cleveland Airport, (Continental
                   Airlines), (AMT), 5.70%, 12/1/19             3,271,230
      2,950        Dayton, Special Facilities Revenue,
                   (Emery Air Freight), 5.625%, 2/1/18          2,259,287
        455        Ohio Economic Development Commission,
                   (Burrows Paper), (AMT), 7.625%, 6/1/11         465,724
        135        Ohio Economic Development Commission,
                   (Cheryl & Co.), (AMT), 5.50%, 12/1/04          140,621
        530        Ohio Economic Development Commission,
                   (Cheryl & Co.), (AMT), 5.90%, 12/1/09          561,249
      1,260        Ohio Economic Development Commission,
                   (Consolidated Biscuit), (AMT),
                   7.00%, 12/1/09                               1,403,804
      2,830        Ohio Economic Development Commission, (J
                   J & W LP), (AMT), 6.70%, 12/1/14             2,970,792
        920        Ohio Economic Development Commission,
                   (Kmart), 6.75%, 5/15/07                        936,698
        680        Ohio Economic Development Commission,
                   (Ohio Enterprise), (AMT),
                   7.625%, 12/1/11                                696,157
      1,525        Ohio Economic Development Commission,
                   (Progress Plastic Products), (AMT),
                   7.80%, 12/1/09                               1,735,236
         90        Ohio Economic Development Commission,
                   (Progress Plastics Products), (AMT),
                   6.80%, 12/1/01                                  90,104
      1,000        Ohio Economic Development Commission,
                   (Royal Appliance Manufacturing), (AMT),
                   7.625%, 12/1/11                              1,023,760
        880        Ohio Economic Development Commission,
                   (VSM Corp.), (AMT), 7.375%, 12/1/11            900,530
      2,500        Ohio Environmental Facilities, (Ford
                   Motor), 6.15%, 6/1/30                        2,661,900
      1,000        Ohio Environmental Facilities, (Ford
                   Motor), (AMT), 5.95%, 9/1/29                 1,052,290
      1,000        Ohio Pollution Control, (Standard Oil),
                   6.75%, 12/1/15                               1,224,940
      4,000        Ohio Sewer and Solid Waste Disposal
                   Facilities, (Anheuser Busch),
                   6.00%, 7/1/35                                4,210,400
      2,750        Ohio Solid Waste Revenue, (Republic
                   Engineered Steels), (AMT),
                   9.00%, 6/1/21(3)                               110,000
-------------------------------------------------------------------------
                                                             $ 27,031,102
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Education -- 3.7%
-------------------------------------------------------------------------
     $  700        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA), Variable
                   Rate, 7/1/33(2)(4)                        $    688,254
      2,000        University of Akron, (FGIC), Variable
                   Rate, 1/1/29(1)(2)                           2,257,960
      4,000        University of Cincinnati, (FGIC),
                   5.00%, 6/1/31                                3,923,880
-------------------------------------------------------------------------
                                                             $  6,870,094
-------------------------------------------------------------------------
Insured-Electric Utilities -- 4.1%
-------------------------------------------------------------------------
     $2,000        Cuyahoga County Utility Systems,
                   (Medical Center Co.), (MBIA), (AMT),
                   6.10%, 8/15/15                            $  2,203,940
      4,445        Ohio Air Quality Development Authority,
                   (Ohio Power), RITES, (AMBAC), Variable
                   Rate, 5/1/26(2)(4)                           4,430,865
      3,000        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/26                 810,600
-------------------------------------------------------------------------
                                                             $  7,445,405
-------------------------------------------------------------------------
Insured-General Obligations -- 6.1%
-------------------------------------------------------------------------
     $1,500        Amherst School District, (FGIC),
                   5.00%, 12/1/26                            $  1,473,540
      1,250        Athens City School District, (FSA),
                   6.00%, 12/1/24                               1,378,538
      2,110        Hudson Local School District, (FGIC),
                   0.00%, 12/15/09                              1,494,893
      1,500        Lima City School District, (AMBAC),
                   6.00%, 12/1/22                               1,659,300
      2,600        Norwalk City School District, (AMBAC),
                   4.75%, 12/1/26                               2,455,778
      1,750        South-Western City, School District,
                   Franklin and Pickway Counties, (AMBAC),
                   4.75%, 12/1/26                               1,652,928
      1,000        Springfield City School District, (Clark
                   County), (FGIC), 5.20%, 12/1/23              1,005,040
-------------------------------------------------------------------------
                                                             $ 11,120,017
-------------------------------------------------------------------------
Insured-Hospital -- 1.6%
-------------------------------------------------------------------------
     $  995        Cuyahoga County, (Cleveland Clinic),
                   (MBIA), 5.125%, 1/1/29                    $    992,015
      1,000        Hamilton County (Children's Hospital
                   Medical Center), (MBIA), 4.75%, 5/15/28        934,230
      1,000        Montgomery County, (Miami Valley
                   Hospital), (AMBAC), 6.25%, 11/15/16          1,054,130
-------------------------------------------------------------------------
                                                             $  2,980,375
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.5%
-------------------------------------------------------------------------
     $1,000        Hamilton County Sales Tax, (AMBAC),
                   5.25%, 12/1/32                            $  1,008,980
      1,500        Hamilton County Sales Tax, (MBIA),
                   4.75%, 12/1/27                               1,410,075
      2,990        Hamilton County Sales Tax, (MBIA),
                   5.00%, 12/1/27                               2,934,147
      1,350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(1)(2)                                 1,347,597
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $1,575        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $  1,570,795
-------------------------------------------------------------------------
                                                             $  8,271,594
-------------------------------------------------------------------------
Insured-Transportation -- 10.7%
-------------------------------------------------------------------------
     $8,000        Cleveland Airport System, (FSA),
                   5.00%, 1/1/31                             $  7,766,000
      1,600        Ohio Turnpike Commission, (FGIC),
                   4.50%, 2/15/24                               1,461,696
      7,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/24                               7,551,670
      3,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              2,857,260
-------------------------------------------------------------------------
                                                             $ 19,636,626
-------------------------------------------------------------------------
Nursing Home -- 7.8%
-------------------------------------------------------------------------
     $1,000        Allen County Lima, (Convalescent Home
                   Foundation), (GNMA), 6.40%, 1/1/21        $  1,026,980
      2,000        Cuyahoga County Health Care Facilities,
                   (Benjamin Rose Institute),
                   5.50%, 12/1/17                               1,829,480
      1,305        Cuyahoga County Health Care Facilities,
                   (Maple Care Center) (GNMA), (AMT),
                   8.00%, 8/20/16                               1,538,360
      1,205        North Canton Health Care Facilities,
                   (St. Luke Lutheran), (GNMA),
                   6.10%, 9/20/16                               1,349,263
      6,455        North Canton Health Care Facilities,
                   (St. Luke Lutheran), (GNMA),
                   9.55%, 3/20/32                               8,559,911
-------------------------------------------------------------------------
                                                             $ 14,303,994
-------------------------------------------------------------------------
Senior Living / Life Care -- 3.9%
-------------------------------------------------------------------------
     $1,985        Franklin County, (Kensington Place),
                   6.75%, 1/1/34(5)                          $  2,050,267
      1,000        Hamilton County Hospital Facilities,
                   (Episcopal Retirement Home),
                   6.80%, 1/1/08                                1,020,420
      2,400        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                2,070,096
      2,250        Summit County Healthcare Facilities,
                   (Village at Saint Edward),
                   5.75%, 12/1/25                               1,935,743
-------------------------------------------------------------------------
                                                             $  7,076,526
-------------------------------------------------------------------------
Solid Waste -- 1.1%
-------------------------------------------------------------------------
     $2,400        Ohio Water Development Authority, Solid
                   Waste Disposal Revenue, (Bay Shore
                   Power), (AMT), 5.875%, 9/1/20             $  2,087,352
-------------------------------------------------------------------------
                                                             $  2,087,352
-------------------------------------------------------------------------
Special Tax Revenue -- 2.8%
-------------------------------------------------------------------------
     $1,430        Cuyahoga County Economic Development,
                   (Shaker Square), 6.75%, 12/1/30           $  1,597,239

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
      3,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(4)      3,466,800
-------------------------------------------------------------------------
                                                             $  5,064,039
-------------------------------------------------------------------------
Transportation -- 1.3%
-------------------------------------------------------------------------
     $2,500        Puerto Rico Highway and Transportation
                   Authority, 4.75%, 7/1/38                  $  2,337,550
-------------------------------------------------------------------------
                                                             $  2,337,550
-------------------------------------------------------------------------
Water and Sewer -- 0.6%
-------------------------------------------------------------------------
     $1,000        Vermilion Water, 7.25%, 8/15/15           $  1,021,320
-------------------------------------------------------------------------
                                                             $  1,021,320
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.9%
   (identified cost $176,160,796)                            $179,292,847
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                       $  3,765,861
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $183,058,708
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 31.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.6% to 10.7% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Non-income producing security.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.3%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 1.7%
------------------------------------------------------------------------
     $  750        Rhode Island Student Loan Authority,
                   (AMT), 5.60%, 12/1/12                     $   790,740
------------------------------------------------------------------------
                                                             $   790,740
------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.1%
------------------------------------------------------------------------
     $  255        Rhode Island Clean Water Protection
                   Finance Agency, Water Pollution Control,
                   (MBIA), Prerefunded to 10/1/04,
                   5.85%, 10/1/09                            $   282,333
      1,000        Rhode Island Depositors Economic
                   Protection Corp., (MBIA), Escrowed to
                   Maturity, 5.80%, 8/1/12                     1,142,350
------------------------------------------------------------------------
                                                             $ 1,424,683
------------------------------------------------------------------------
General Obligations -- 1.9%
------------------------------------------------------------------------
     $  225        Puerto Rico, 0.00%, 7/1/16                $   109,480
        500        Puerto Rico Public Buildings Authority,
                   5.25%, 7/1/21                                 506,475
        230        Rhode Island Depositors Economic
                   Protection Corp., 5.75%, 8/1/21               252,913
------------------------------------------------------------------------
                                                             $   868,868
------------------------------------------------------------------------
Hospital -- 6.8%
------------------------------------------------------------------------
     $  500        Rhode Island HEFA, (Newport Hospital),
                   5.30%, 7/1/29                             $   464,820
      1,250        Rhode Island HEFA, (South County
                   Hospital), 5.75%, 11/15/26                  1,242,500
        725        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                     588,490
        830        Rhode Island HEFA, (Westerly Hospital),
                   6.00%, 7/1/14                                 790,832
------------------------------------------------------------------------
                                                             $ 3,086,642
------------------------------------------------------------------------
Housing -- 8.1%
------------------------------------------------------------------------
     $  500        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $   531,210
      1,740        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 6.60%, 10/1/25        1,827,365
        875        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 6.80%, 10/1/25(1)       906,054
        385        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 7.55%, 10/1/22          393,254
------------------------------------------------------------------------
                                                             $ 3,657,883
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Education -- 13.6%
------------------------------------------------------------------------
     $1,800        Rhode Island HEFA, (Bryant Collge),
                   (AMBAC), 5.00%, 12/1/31                   $ 1,760,094
      1,000        Rhode Island HEFA, (Rhode Island
                   College), (AMBAC), 5.70%, 9/15/30           1,056,400
      2,000        Rhode Island HEFA, (Johnson and Wales
                   University), (MBIA), 5.00%, 4/1/29          1,943,240
        500        Rhode Island HEFA, (Roger Williams
                   College), (AMBAC), 5.00%, 11/15/24            486,275
        400        Rhode Island HEFA, (Roger Williams
                   College), (AMBAC), 5.00%, 11/15/28            387,620
        500        Rhode Island HEFA, (University of Rhode
                   Island), (MBIA), 5.50%, 9/15/19               523,480
------------------------------------------------------------------------
                                                             $ 6,157,109
------------------------------------------------------------------------
Insured-Electric Utilities -- 4.1%
------------------------------------------------------------------------
     $1,000        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $ 1,020,980
      1,750        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                         819,857
------------------------------------------------------------------------
                                                             $ 1,840,837
------------------------------------------------------------------------
Insured-General Obligations -- 10.1%
------------------------------------------------------------------------
     $1,000        North Kingstown, (FGIC), 5.875%, 10/1/25  $ 1,074,510
        500        Providence Public Building Authority,
                   (School and Public Facilities Projects),
                   (FSA), 5.00%, 12/15/18                        500,875
        375        Rhode Island and Providence Plantations,
                   (FGIC), 4.75%, 9/1/17                         371,062
        335        Rhode Island and Providence Plantations,
                   (FGIC), 5.375%, 6/1/19                        346,206
        500        Rhode Island Depositors Economic
                   Protection Corp., (MBIA), 5.80%, 8/1/09       566,330
        250        Rhode Island Economic Development Corp.,
                   (FSA), 5.00%, 7/1/23                          243,353
      1,500        Rhode Island Economic Development Corp.,
                   (FSA), 5.00%, 7/1/28                        1,454,265
------------------------------------------------------------------------
                                                             $ 4,556,601
------------------------------------------------------------------------
Insured-Hospital -- 4.2%
------------------------------------------------------------------------
     $1,900        Rhode Island HEFA, (Lifespan), (MBIA),
                   5.25%, 5/15/26                            $ 1,901,653
------------------------------------------------------------------------
                                                             $ 1,901,653
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Housing -- 1.2%
------------------------------------------------------------------------
     $  500        Villa Excelsior Housing Development
                   Corp., (MBIA), 6.85%, 1/1/24              $   525,740
------------------------------------------------------------------------
                                                             $   525,740
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 16.2%
------------------------------------------------------------------------
     $3,000        Convention Center Authority of Rhode
                   Island, (MBIA), 5.00%, 5/15/20            $ 2,951,610
      2,300        Convention Center Authority of Rhode
                   Island, (MBIA), 5.25%, 5/15/15              2,465,715
        500        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)(3)                                  499,110
        420        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     418,879
      1,000        Puerto Rico Public Finance Corp.,
                   (MBIA), 5.00%, 8/1/31                         997,620
------------------------------------------------------------------------
                                                             $ 7,332,934
------------------------------------------------------------------------
Insured-Transportation -- 3.7%
------------------------------------------------------------------------
     $1,750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $ 1,666,735
------------------------------------------------------------------------
                                                             $ 1,666,735
------------------------------------------------------------------------
Insured-Water and Sewer -- 6.9%
------------------------------------------------------------------------
     $1,500        Kent County Water Authority, (MBIA),
                   6.35%, 7/15/14                            $ 1,657,230
        750        Rhode Island Clean Water, Safe Drinking
                   Water, (AMBAC), 6.70%, 1/1/15                 834,795
        350        Rhode Island Clean Water, Water
                   Pollution Control, (MBIA),
                   5.40%, 10/1/15                                379,999
        245        Rhode Island Clean Water, Water
                   Pollution Control, (MBIA),
                   5.85%, 10/1/09                                262,547
------------------------------------------------------------------------
                                                             $ 3,134,571
------------------------------------------------------------------------
Nursing Home -- 3.7%
------------------------------------------------------------------------
     $  500        Rhode Island HEFA, (Roger Williams
                   Realty), 6.50%, 8/1/29                    $   551,305
      1,275        Rhode Island HEFA, (Steere House),
                   5.80%, 7/1/20                               1,147,054
------------------------------------------------------------------------
                                                             $ 1,698,359
------------------------------------------------------------------------
Senior Living / Life Care -- 2.1%
------------------------------------------------------------------------
     $1,000        Rhode Island HEFA, (Tockwotton Home),
                   6.25%, 8/15/22                            $   964,600
------------------------------------------------------------------------
                                                             $   964,600
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 8.4%
------------------------------------------------------------------------
     $1,500        Providence, Tax Increment, 7.65%, 6/1/16  $ 1,639,845
        515        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(3)(4)       595,134
      1,000        Puerto Rico Infrastructure Financing
                   Authority, 5.50%, 10/1/40                   1,048,220
        500        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)        532,390
------------------------------------------------------------------------
                                                             $ 3,815,589
------------------------------------------------------------------------
Transportation -- 0.5%
------------------------------------------------------------------------
     $  250        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/38                  $   244,428
------------------------------------------------------------------------
                                                             $   244,428
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.3%
   (identified cost $41,200,720)                             $43,667,972
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.7%                       $ 1,698,302
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $45,366,274
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 65.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.1% to 37.6% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 4.1%
------------------------------------------------------------------------
     $  500        Mason PCR, (Appalachian Power),
                   6.85%, 6/1/22                             $   514,440
      1,130        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 518,116
------------------------------------------------------------------------
                                                             $ 1,032,556
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.7%
------------------------------------------------------------------------
     $2,500        Kanawha-Putnam, Single Family, (AMBAC),
                   Escrowed to Maturity, 0.00%, 12/1/16      $ 1,162,525
------------------------------------------------------------------------
                                                             $ 1,162,525
------------------------------------------------------------------------
General Obligations -- 1.0%
------------------------------------------------------------------------
     $  500        Puerto Rico, 0.00%, 7/1/16                $   243,290
------------------------------------------------------------------------
                                                             $   243,290
------------------------------------------------------------------------
Hospital -- 8.7%
------------------------------------------------------------------------
     $1,000        Berkeley Building Commission, (City
                   Hospital), 6.50%, 11/1/22                 $ 1,008,250
      1,000        West Virginia Health Facilities
                   Authority, (Charleston Area Medical
                   Center), 6.50%, 9/1/23                      1,166,650
------------------------------------------------------------------------
                                                             $ 2,174,900
------------------------------------------------------------------------
Industrial Development Revenue -- 11.1%
------------------------------------------------------------------------
     $1,000        Braxton County, (Weyerhaeuser), (AMT),
                   5.80%, 6/1/27(1)                          $ 1,013,600
        675        Jefferson, (Royal Venders), (AMT),
                   5.90%, 8/1/04                                 706,354
      1,000        Upshur Solid Waste, (TJI), (AMT),
                   7.00%, 7/15/25                              1,060,930
------------------------------------------------------------------------
                                                             $ 2,780,884
------------------------------------------------------------------------
Insured-Education -- 9.9%
------------------------------------------------------------------------
     $  455        West Virginia Higher Education Interim
                   Governing Board, (Marshall University),
                   (FGIC), 5.00%, 5/1/31                     $   443,657
        500        West Virginia State College System,
                   (AMBAC), 5.125%, 4/1/27                       499,925
      2,000        West Virginia University, (AMBAC),
                   0.00%, 4/1/31                                 408,980
        500        West Virginia University, (AMBAC),
                   5.75%, 4/1/16                                 526,305
        550        West Virginia University, (AMBAC),
                   6.00%, 4/1/12                                 586,448
------------------------------------------------------------------------
                                                             $ 2,465,315
------------------------------------------------------------------------
Insured-Electric Utilities -- 9.1%
------------------------------------------------------------------------
     $  700        Marshall PCR, (Ohio Power), (MBIA),
                   5.45%, 7/1/14                             $   724,885
        250        Pleasant County PCR, (Potomac Edison),
                   (AMBAC), (AMT), 5.50%, 4/1/29                 253,815
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Electric Utilities (continued)
------------------------------------------------------------------------
     $1,000        Pleasant County PCR, (West
                   Pennsylvania), (AMBAC), (AMT),
                   5.50%, 4/1/29                             $ 1,016,630
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      275,625
------------------------------------------------------------------------
                                                             $ 2,270,955
------------------------------------------------------------------------
Insured-General Obligations -- 4.7%
------------------------------------------------------------------------
     $1,000        West Virginia State Roads, (FGIC),
                   4.50%, 6/1/23                             $   912,600
        250        West Virginia, (FGIC), 5.75%, 11/1/21         263,277
------------------------------------------------------------------------
                                                             $ 1,175,877
------------------------------------------------------------------------
Insured-Hospital -- 16.2%
------------------------------------------------------------------------
     $  500        Randolph County Commission Health
                   System, (Davis Health System Inc.),
                   (FSA), 5.20%, 11/1/21                     $   503,325
      1,300        West Virginia Health Facilities
                   Authority, (Cabell Huntington Hospital),
                   (AMBAC), 6.25%, 1/1/19                      1,391,364
        850        West Virginia Health Facilities
                   Authority, (Charleston Area Medical
                   Center), (MBIA), 5.75%, 9/1/13                906,364
      1,200        West Virginia Health Facilities
                   Authority, (West Virginia University
                   Medical Corp.), (MBIA), 6.10%, 1/1/18       1,231,956
------------------------------------------------------------------------
                                                             $ 4,033,009
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates
of Participation -- 2.1%
------------------------------------------------------------------------
     $  500        West Virginia School Building Authority,
                   (AMBAC), 5.60%, 7/1/17                    $   527,835
------------------------------------------------------------------------
                                                             $   527,835
------------------------------------------------------------------------
Insured-Senior Living / Life Care -- 2.0%
------------------------------------------------------------------------
     $  500        Harrison County Building Commission,
                   (Maplewood Retirement), (AMBAC),
                   5.25%, 4/1/28                             $   501,220
------------------------------------------------------------------------
                                                             $   501,220
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.3%
------------------------------------------------------------------------
     $  400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(2)(3)                              $   399,288
        175        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     174,533
------------------------------------------------------------------------
                                                             $   573,821
------------------------------------------------------------------------
Insured-Transportation -- 3.7%
------------------------------------------------------------------------
     $1,000        West Virginia Parkways, Economic
                   Development and Tourism Authority,
                   (FGIC), 0.00%, 5/15/04                    $   925,140
------------------------------------------------------------------------
                                                             $   925,140
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Water and Sewer -- 18.2%
------------------------------------------------------------------------
     $  250        Berkeley Public Service District Sewer,
                   (MBIA), 5.75%, 10/1/25                    $   261,045
        500        Crab Orchard - MacArthur Public Service
                   District Sewer System, (AMBAC),
                   5.50%, 10/1/25                                510,920
      1,000        Fairmont Waterworks, (AMBAC),
                   4.50%, 7/1/24                                 905,310
        500        Martinsburg Water and Sewer, (MBIA),
                   5.00%, 9/1/31                                 483,780
      1,000        Parkersburg Waterworks and Sewer, (FSA),
                   5.80%, 9/1/19                               1,055,570
        750        West Virginia Water Development, (Loan
                   Program II), (FSA), 6.00%, 11/1/14            823,170
        500        West Virginia Water Development, (Loan
                   Program III), (AMBAC), (AMT),
                   5.65%, 7/1/40                                 515,985
------------------------------------------------------------------------
                                                             $ 4,555,780
------------------------------------------------------------------------
Special Tax Revenue -- 1.3%
------------------------------------------------------------------------
     $  300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 7/1/27(3)(4)    $   319,434
------------------------------------------------------------------------
                                                             $   319,434
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.1%
   (identified cost $23,376,829)                             $24,742,541
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                       $   233,942
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $24,976,483
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 73.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 10.3% to 37.9% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001

                                CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $214,304,721        $252,836,313          $178,177,044             $15,463,581
   Unrealized appreciation            28,774,547          19,177,252            12,104,384               1,047,791
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $243,079,268        $272,013,565          $190,281,428             $16,511,372
-----------------------------------------------------------------------------------------------------------------------
Cash                                $  1,893,155        $        101          $  4,259,438             $   249,326
Receivable for investments
   sold                                       --                  --                    --                  15,406
Interest receivable                    3,178,967           5,273,588             2,608,963                 276,990
Prepaid expenses                           1,437               1,708                 1,088                      98
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $248,152,827        $277,288,962          $197,150,917             $17,053,192
-----------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                        $         --        $  2,752,101          $         --             $        --
Payable for daily variation
   margin on open financial
   futures contracts                      22,500              26,250                29,562                   1,500
Demand note payable                           --           1,500,000                    --                      --
Payable for open swap
   contracts                                  --                  --                77,778                      --
Accrued expenses                          74,759              39,096                47,030                  20,614
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $     97,259        $  4,317,447          $    154,370             $    22,114
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $248,055,568        $272,971,515          $196,996,547             $17,031,078
-----------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $219,344,797        $253,868,488          $184,961,834             $15,987,510
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   28,710,771          19,103,027            12,034,713               1,043,568
-----------------------------------------------------------------------------------------------------------------------
TOTAL                               $248,055,568        $272,971,515          $196,996,547             $17,031,078
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001

                                NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $302,592,276      $176,160,796        $41,200,720              $23,376,829
   Unrealized appreciation           32,498,661         3,132,051          2,467,252                1,365,712
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $335,090,937      $179,292,847        $43,667,972              $24,742,541
-------------------------------------------------------------------------------------------------------------------
Cash                               $     18,533      $    839,188        $   919,489              $    95,930
Receivable for investments
   sold                                      --                --             30,000                       --
Interest receivable                   6,298,688         2,985,667            786,873                  361,154
Prepaid expenses                          2,057             1,141                220                      146
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $341,410,215      $183,118,843        $45,404,554              $25,199,771
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts               $     14,062      $     11,813        $     3,125              $     1,875
Demand note payable                   2,400,000                --                 --                  200,000
Payable for open swap
   contracts                             58,958                --              9,826                       --
Accrued expenses                         86,731            48,322             25,329                   21,413
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $  2,559,751      $     60,135        $    38,280              $   223,288
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $338,850,464      $183,058,708        $45,366,274              $24,976,483
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $306,430,546      $179,943,277        $42,896,469              $23,602,968
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  32,419,918         3,115,431          2,469,805                1,373,515
-------------------------------------------------------------------------------------------------------------------
TOTAL                              $338,850,464      $183,058,708        $45,366,274              $24,976,483
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                     CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------------------
Interest                                 $14,281,088          $17,169,768           $11,098,138             $  925,235
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                  $14,281,088          $17,169,768           $11,098,138             $  925,235
----------------------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                   $ 1,168,268          $ 1,254,519           $   798,094             $   25,459
Trustees fees and expenses                    16,328               18,613                13,746                    204
Legal and accounting services                 44,467               45,740                28,902                 19,016
Custodian fee                                149,485              168,209               115,834                 17,480
Miscellaneous                                 23,180               22,147                10,124                  6,115
----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           $ 1,401,728          $ 1,509,228           $   966,700             $   68,274
----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee            $    73,991          $   168,209           $    70,178             $    7,610
----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                 $    73,991          $   168,209           $    70,178             $    7,610
----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                             $ 1,327,737          $ 1,341,019           $   896,522             $   60,664
----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                    $12,953,351          $15,828,749           $10,201,616             $  864,571
----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)            $  (492,887)         $(4,109,559)          $   309,568             $   59,640
   Financial futures contracts              (669,820)            (649,105)           (1,271,204)               (34,605)
   Interest rate swap contracts                   --                   --               (91,468)                    --
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                 $(1,162,707)         $(4,758,664)          $(1,053,104)            $   25,035
----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                             $15,433,507          $20,715,849           $11,635,270             $  711,948
   Financial futures contracts               (63,776)             (74,225)               35,623                 (4,223)
   Interest rate swap contracts                   --                   --               (77,778)                    --
----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)           $15,369,731          $20,641,624           $11,593,115             $  707,725
----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN         $14,207,024          $15,882,960           $10,540,011             $  732,760
----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                            $27,160,375          $31,711,709           $20,741,627             $1,597,331
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                      NEW YORK PORTFOLIO   OHIO PORTFOLIO   RHODE ISLAND PORTFOLIO   WEST VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------------------
Interest                                 $19,315,528        $11,674,945           $2,352,591               $1,418,363
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                  $19,315,528        $11,674,945           $2,352,591               $1,418,363
----------------------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                   $ 1,505,815        $   800,046           $  101,514               $   46,818
Trustees fees and expenses                    21,407             12,174                2,120                      190
Legal and accounting services                 64,608             31,961               21,089                   24,650
Custodian fee                                172,280            103,623               33,725                   19,760
Miscellaneous                                 44,496             22,846                7,337                    5,749
----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           $ 1,808,606        $   970,650           $  165,785               $   97,167
----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee            $        --        $    14,719           $   22,609               $   10,035
----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                 $        --        $    14,719           $   22,609               $   10,035
----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                             $ 1,808,606        $   955,931           $  143,176               $   87,132
----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                    $17,506,922        $10,719,014           $2,209,415               $1,331,231
----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)            $ 2,100,982        $(1,196,718)          $  147,519               $ (177,900)
   Financial futures contracts                39,355           (128,296)            (139,069)                 (83,441)
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                 $ 2,140,337        $(1,325,014)          $    8,450               $ (261,341)
----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                             $21,222,916        $ 5,917,885           $2,499,320               $1,441,277
   Financial futures contracts               (19,786)           (16,620)              12,379                    7,803
   Interest rate swap contracts              (58,958)                --               (9,826)                      --
----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)           $21,144,172        $ 5,901,265           $2,501,873               $1,449,080
----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN         $23,284,509        $ 4,576,251           $2,510,323               $1,187,739
----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                            $40,791,431        $15,295,265           $4,719,738               $2,518,970
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
  --------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 12,953,351        $ 15,828,749          $ 10,201,616             $   864,571
     Net realized gain (loss)              (1,162,707)         (4,758,664)           (1,053,104)                 25,035
     Net change in unrealized
        appreciation (depreciation)        15,369,731          20,641,624            11,593,115                 707,725
  --------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 27,160,375        $ 31,711,709          $ 20,741,627             $ 1,597,331
  --------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 24,493,353        $ 17,676,816          $ 28,513,787             $ 1,919,575
     Withdrawals                          (42,418,330)        (54,273,933)          (29,419,141)             (2,312,759)
  --------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(17,924,977)       $(36,597,117)         $   (905,354)            $  (393,184)
  --------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $  9,235,398        $ (4,885,408)         $ 19,836,273             $ 1,204,147
  --------------------------------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $238,820,170        $277,856,923          $177,160,274             $15,826,931
  --------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $248,055,568        $272,971,515          $196,996,547             $17,031,078
  --------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income              $ 17,506,922      $ 10,719,014        $  2,209,415             $ 1,331,231
     Net realized gain (loss)              2,140,337        (1,325,014)              8,450                (261,341)
     Net change in unrealized
        appreciation (depreciation)       21,144,172         5,901,265           2,501,873               1,449,080
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                         $ 40,791,431      $ 15,295,265        $  4,719,738             $ 2,518,970
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                      $ 26,243,343      $ 11,869,893        $  8,388,370             $ 1,634,082
     Withdrawals                         (63,672,421)      (28,074,174)         (5,496,453)             (4,106,951)
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET
     ASSETS FROM CAPITAL
     TRANSACTIONS                       $(37,429,078)     $(16,204,281)       $  2,891,917             $(2,472,869)
  ----------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                             $  3,362,353      $   (909,016)       $  7,611,655             $    46,101
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                  $335,488,111      $183,967,724        $ 37,754,619             $24,930,382
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                        $338,850,464      $183,058,708        $ 45,366,274             $24,976,483
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
  --------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 13,866,044        $ 17,322,506          $ 10,859,237             $   901,621
     Net realized gain (loss)                (543,110)           (857,050)              394,318                  (1,648)
     Net change in unrealized
        appreciation (depreciation)          (999,969)         (1,871,031)           (2,780,515)               (103,693)
  --------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 12,322,965        $ 14,594,425          $  8,473,040             $   796,280
  --------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 16,589,267        $ 19,982,661          $ 11,730,651             $   713,894
     Withdrawals                          (60,292,260)       (103,592,435)          (55,320,524)             (3,620,082)
  --------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(43,702,993)       $(83,609,774)         $(43,589,873)            $(2,906,188)
  --------------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS             $(31,380,028)       $(69,015,349)         $(35,116,833)            $(2,109,908)
  --------------------------------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $270,200,198        $346,872,272          $212,277,107             $17,936,839
  --------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $238,820,170        $277,856,923          $177,160,274             $15,826,931
  --------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000

  INCREASE (DECREASE) IN NET ASSETS  NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
  ----------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income              $ 19,831,152      $ 11,651,657        $  2,174,594             $ 1,380,022
     Net realized gain (loss)             (2,323,039)           20,702            (403,028)                (80,532)
     Net change in unrealized
        appreciation (depreciation)        3,047,938        (4,682,143)            474,390                  72,331
  ----------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                         $ 20,556,051      $  6,990,216        $  2,245,956             $ 1,371,821
  ----------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                      $ 11,046,414      $  9,285,921        $  4,482,382             $ 1,421,464
     Withdrawals                         (98,232,465)      (48,772,440)        (10,705,416)             (4,823,779)
  ----------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS               $(87,186,051)     $(39,486,519)       $ (6,223,034)            $(3,402,315)
  ----------------------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS            $(66,630,000)     $(32,496,303)       $ (3,977,078)            $(2,030,494)
  ----------------------------------------------------------------------------------------------------------------------

  Net Assets
  ----------------------------------------------------------------------------------------------------------------------
  At beginning of year                  $402,118,111      $216,464,027        $ 41,731,697             $26,960,876
  ----------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                        $335,488,111      $183,967,724        $ 37,754,619             $24,930,382
  ----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      CALIFORNIA PORTFOLIO
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.57%        0.58%        0.56%        0.55%        0.57%
   Expenses after custodian
      fee reduction                   0.54%        0.57%        0.54%        0.53%        0.56%
   Net investment income              5.26%        5.65%        5.30%        5.33%        5.76%
Portfolio Turnover                      26%          13%          28%          16%          12%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $248,056     $238,820     $270,200     $312,009     $327,004
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                        FLORIDA PORTFOLIO
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.54%        0.56%        0.52%        0.51%        0.52%
   Expenses after custodian
      fee reduction                   0.48%        0.51%        0.48%        0.47%        0.48%
   Net investment income              5.68%        5.72%        5.26%        5.03%        5.53%
Portfolio Turnover                      11%          12%          40%          25%          54%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $272,972     $277,857     $346,843     $456,020     $514,201
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     MASSACHUSETTS PORTFOLIO
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.52%        0.54%        0.52%        0.54%        0.53%
   Expenses after custodian
      fee reduction                   0.48%        0.52%        0.50%        0.52%        0.52%
   Net investment income              5.47%        5.79%        5.40%        5.36%        5.75%
Portfolio Turnover                       8%          15%          24%          28%          35%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $196,997     $177,160     $212,277     $250,726     $253,675
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   MISSISSIPPI PORTFOLIO
                                  --------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.42%       0.47%       0.36%       0.37%       0.38%
   Expenses after custodian
      fee reduction                  0.37%       0.45%       0.34%       0.35%       0.37%
   Net investment income             5.33%       5.55%       5.30%       5.21%       5.59%
Portfolio Turnover                     11%          4%         16%         17%          6%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $17,031     $15,827     $17,937     $20,740     $22,127
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       NEW YORK PORTFOLIO
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.53%        0.54%        0.53%        0.53%        0.57%
   Expenses after custodian
      fee reduction                   0.53%        0.54%        0.52%        0.51%        0.57%
   Net investment income              5.15%        5.56%        5.30%        5.28%        5.60%
Portfolio Turnover                      19%          27%          41%          55%          44%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $338,850     $335,488     $402,118     $486,064     $527,604
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                         OHIO PORTFOLIO
                                  -------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.53%        0.57%        0.55%        0.56%        0.56%
   Expenses after custodian
      fee reduction                   0.52%        0.57%        0.54%        0.54%        0.55%
   Net investment income              5.87%        6.00%        5.54%        5.50%        5.70%
Portfolio Turnover                      22%          28%          59%          17%          30%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $183,059     $183,968     $216,464     $255,030     $271,269
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   RHODE ISLAND PORTFOLIO
                                  --------------------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.40%       0.43%       0.39%       0.39%       0.27%
   Net expenses after
      custodian fee reduction        0.35%       0.40%       0.35%       0.36%       0.23%
   Net investment income             5.33%       5.66%       5.24%       5.28%       5.54%
Portfolio Turnover                     14%         15%         18%         24%         39%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $45,366     $37,755     $41,732     $42,071     $40,218
------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the Investment
   Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                          0.39%
   Expenses after custodian
      fee reduction                                                                  0.35%
   Net investment income                                                             5.42%
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   WEST VIRGINIA PORTFOLIO
                                  ----------------------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------
                                    2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.39%       0.45%       0.40%        0.37%        0.38%
   Expenses after custodian
      fee reduction                  0.35%       0.43%       0.38%        0.34%        0.36%
   Net investment income             5.32%       5.48%       5.13%        5.34%        5.44%
Portfolio Turnover                     12%          7%         32%          16%          24%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $24,976     $24,930     $26,961     $ 31,920     $ 33,503
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively, the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios, which were organized as trusts under the laws of the State of New York on May 1, 1992, seek to achieve current income exempt from regular federal income tax and from particular state or local income or other taxes. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolios will begin amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of September 30, 2001.

 C Income Taxes -- The Portfolios are treated as a partnership for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2001, each Portfolio paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT      EFFECTIVE RATE*
    ---------------------------------------------------------------------
    California                                $1,168,268            0.47%
    Florida                                    1,254,519            0.45%
    Massachusetts                                798,094            0.43%
    Mississippi                                   25,459            0.16%
    New York                                   1,505,815            0.44%
    Ohio                                         800,046            0.44%
    Rhode Island                                 101,514            0.24%
    West Virginia                                 46,818            0.19%

 *    Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain officers and Trustees of the Portfolios are officers of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2001, no significant amounts have been deferred.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 2001 were as follows:

    CALIFORNIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $62,946,072
    Sales                                      72,086,990

    FLORIDA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $30,951,626
    Sales                                      47,556,522
    MASSACHUSETTS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $15,088,061
    Sales                                      17,271,514
    MISSISSIPPI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 2,229,989
    Sales                                       1,727,174

    NEW YORK PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $64,490,263
    Sales                                      92,609,905
    OHIO PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $39,651,047
    Sales                                      55,261,412
    RHODE ISLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 8,756,408
    Sales                                       5,746,532
    WEST VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 2,860,039
    Sales                                       3,933,894

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of the investments owned by each Portfolio at September 30, 2001, as computed on a federal income tax basis, were as follows:

    CALIFORNIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $214,304,721
    ------------------------------------------------------
    Gross unrealized appreciation             $ 32,446,414
    Gross unrealized depreciation               (3,671,867)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 28,774,547
    ------------------------------------------------------

    FLORIDA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $252,856,405
    ------------------------------------------------------
    Gross unrealized appreciation             $ 21,083,307
    Gross unrealized depreciation               (1,926,147)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 19,157,160
    ------------------------------------------------------

    MASSACHUSETTS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $178,178,956
    ------------------------------------------------------
    Gross unrealized appreciation             $ 14,023,124
    Gross unrealized depreciation               (1,920,652)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 12,102,472
    ------------------------------------------------------

    MISSISSIPPI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 15,463,581
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,112,055
    Gross unrealized depreciation                  (64,264)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,047,791
    ------------------------------------------------------

    NEW YORK PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $302,592,672
    ------------------------------------------------------
    Gross unrealized appreciation             $ 33,845,417
    Gross unrealized depreciation               (1,347,152)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 32,498,265
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    OHIO PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $176,183,608
    ------------------------------------------------------
    Gross unrealized appreciation             $ 10,931,460
    Gross unrealized depreciation               (7,822,221)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,109,239
    ------------------------------------------------------

    RHODE ISLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 41,201,702
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,653,356
    Gross unrealized depreciation                 (187,086)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,466,270
    ------------------------------------------------------
    WEST VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 23,393,054
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,385,448
    Gross unrealized depreciation                  (35,961)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,349,487
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 2001, the Florida Portfolio, New York Portfolio and West Virginia Portfolio had balances outstanding pursuant to this line of credit of $1,500,000, $2,400,000 and $200,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at September 30, 2001 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                                                                      NET UNREALIZED
                                    EXPIRATION                                         APPRECIATION
    PORTFOLIO                       DATE        CONTRACTS                 POSITION    (DEPRECIATION)
    ------------------------------------------------------------------------------------------------
    California                      12/01       120 U.S. Treasury Bond    Short          $(63,776)
    ------------------------------------------------------------------------------------------------
    Florida                         12/01       140 U.S. Treasury Bond    Short           (74,225)
    ------------------------------------------------------------------------------------------------
                                                80 Municipal Bond
    Massachusetts                   12/01        Futures                  Short            52,020
                                    12/01       91 U.S. Treasury Bond     Short           (43,913)
                                                                                         --------
                                                                                            8,107
    ------------------------------------------------------------------------------------------------
    Mississippi                     12/01       8 U.S. Treasury Bond      Short          $ (4,223)
    ------------------------------------------------------------------------------------------------
    New York                        12/01       75 U.S. Treasury Bond     Short          $(19,785)
    ------------------------------------------------------------------------------------------------
    Ohio                            12/01       63 U.S. Treasury Bond     Short          $(16,620)
    ------------------------------------------------------------------------------------------------
                                                20 Municipal Bond
    Rhode Island                    12/01        Futures                  Short          $ 12,379
    ------------------------------------------------------------------------------------------------
                                                12 Municipal Bond
    West Virginia                   12/01        Futures                  Short          $  7,803

   At September 30, 2001, the Portfolios had sufficient cash and/or securities to cover margin requirements on open future contracts.

   At September 30, 2001, the Massachusetts Portfolio had entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. and the New York and Rhode Island Portfolios had entered into an interest rate swap agreement with JP Morgan Securities, Inc. Under the swap agreement, the Massachusetts, New York and Rhode Island Portfolios make bi-annual payments at a rate equal to 4.6290%, 4.5922% and 4.5922% respectively, on the notional amount of $6,000,000, $6,000,000 and $1,000,000 respectively. In exchange, the Portfolios receive payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contract, that terminates November 1, 2021, is recorded as a payable for open swap contracts of $77,778, $58,958 and $9,826 respectively, on September 30, 2001.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF SEPTEMBER 30, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF THE CALIFORNIA MUNICIPALS PORTFOLIO, FLORIDA MUNICIPALS PORTFOLIO, MASSACHUSETTS MUNICIPALS PORTFOLIO, MISSISSIPPI MUNICIPALS PORTFOLIO, NEW YORK MUNICIPALS PORTFOLIO, OHIO MUNICIPALS PORTFOLIO, RHODE ISLAND MUNICIPALS PORTFOLIO, AND WEST VIRGINIA MUNICIPALS PORTFOLIO
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio (the Portfolios) as of September 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2001 and 2000 and the supplementary data for each of years in the five-year period ended September 30, 2001. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at September 30, 2001, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 2, 2001

EATON VANCE MUNICIPALS FUNDS AS OF SEPTEMBER 30, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC and
Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President and Portfolio
Manager of New York and
Ohio Municipals Portfolios

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President and Portfolio
Manager of Massachusetts,
Rhode Island, and West Virginia
Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio
Manager of California, Florida, and
Mississippi Municipals Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC and
Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS,INC.

                                 PRIVACY NOTICE



The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122

EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

438-11/01                                                                MUNISRC